                                                                   EXHIBIT 10.22







                           GRANITE TOWER AT THE CENTRE
                           ---------------------------


                                  OFFICE LEASE

                                     BETWEEN

                               520 PARTNERS, LTD.
                               ------------------
                                    LANDLORD,

                                       AND

                          HOME INTERIORS & GIFTS, INC.
                          ----------------------------
                                     TENANT

                                TABLE OF CONTENTS





ARTICLE  1  GENERAL PROVISIONS...........................................................................1
  1.01.        INTRODUCTION PROVISIONS AND DEFINITIONS...................................................1

ARTICLE  2  PREMISES ....................................................................................2
  2.01.        PREMISES..................................................................................2
  2.02.        IMPROVEMENTS BY LANDLORD..................................................................2
  2.03.        CONDITION.................................................................................3

ARTICLE  3  TERMS  ......................................................................................3
  3.01.        TERM......................................................................................3
  3.02.        COMMENCEMENT..............................................................................3
  3.03.        LATE POSSESSION...........................................................................3
  3.04.        EARLY POSSESSION .........................................................................3
  3.05.        ACCEPTANCE OF PREMISES....................................................................3

ARTICLE  4  RENTAL ......................................................................................4
  4.01.        BASE RENT ................................................................................4
  4.02.        PAYMENT OF RENT ..........................................................................4
  4.03.        SECURITY DEPOSIT  ........................................................................4

ARTICLE  5  OPERATING EXPENSE ...........................................................................5
  5.01.        OPERATING EXPENSE REIMBURSEMENT  .........................................................5
  5.02A.       OPERATING EXPENSES........................................................................6
  5.02B.       TENANT'S ELECTRICITY CHARGE...............................................................7
  5.03.        PRORATION AND ADJUSTMENT OF OPERATING EXPENSES............................................8

ARTICLE  6  USE..........................................................................................8
  6.01.        USE.......................................................................................8

ARTICLE  7  LANDLORD'S SERVICES .........................................................................8
  7.01.        LANDLORD'S SERVICES.......................................................................8
  7.02.        ADDITIONAL SERVICES.......................................................................9
  7.03.        INTERRUPTION OF SERVICES.................................................................10
  7.04.        KEYS AND LOCKS...........................................................................10
  7.05.        SIGNS....................................................................................10

ARTICLE  8  ALTERATIONS AND REPAIRS.....................................................................10
  8.01.        ALTERATIONS..............................................................................10
  8.02.        REMOVAL OF TRADE FIXTURES AND PERSONAL PROPERTY..........................................11
  8.03.        REPAIRS BY LANDLORD......................................................................11
  8.04.        REPAIRS BY TENANT........................................................................12

ARTICLE  9  INSURANCE...................................................................................12
  9.01.        LANDLORD'S INSURANCE.....................................................................12
  9.02.        TENANT'S INSURANCE...................................................................... 12
  9.03.        WAIVER OF SUBROGATION....................................................................13
  9.04.        INDEMNITY................................................................................13

ARTICLE 10 CASUALTY.....................................................................................14
  10.01.      CASUALTY..................................................................................14
  10.02.      END OF TERM CASUALTY......................................................................14

ARTICLE 11 CONDEMNATION.................................................................................14
  11.01.      CONDEMNATION..............................................................................14
  11.02.      CONDEMNATION AWARD........................................................................14

ARTICLE 12 ACCESS.......................................................................................15
  12.01.      ACCESS....................................................................................15

ARTICLE 13 SUBORDINATIONS AND ATTORNMENT................................................................15
  13.01.      SUBORDINATION.............................................................................15
  13.02.      ATTORNMENT................................................................................15
  13.03.      QUIET ENJOYMENT...........................................................................15

ARTICLE 14 ASSIGNMENT...................................................................................15
  14.01.      ASSIGNMENT................................................................................15
  14.02.      CONSENT...................................................................................16
  14.03.      TRANSFER BY LANDLORD......................................................................16

ARTICLE 15 DEFAULT......................................................................................16
  15.01.      DEFAULT BY TENANT.........................................................................16
  15.02.      RIGHTS UPON DEFAULT BY TENANT.............................................................17
  15.03.      EXPENSE OF REPOSSESSION...................................................................19
  15.04.      CUMULATIVE REMEDIES: WAIVER OR RELEASE....................................................19
  15.05.      ATTORNEY'S FEES...........................................................................19
  15.06.      FINANCIAL STATEMENTS......................................................................19
  15.07.      LANDLORD'S CONTRACTUAL SECURITY INTEREST..................................................19
  15.08.      USE AND STORAGE OF PERSONAL PROPERTY......................................................20
  15.09.      DEFAULT BY LANDLORD.......................................................................20

ARTICLE 16 ENVIRONMENTAL................................................................................20
  16.01.      HAZARDOUS WASTE...........................................................................20

ARTICLE 17 MISCELLANEOUS................................................................................21
  17.01.      SUBSTITUTE PREMISES.......................................................................21
  17.02.      ESTOPPEL LETTERS..........................................................................21
  17.03.      HOLDOVER .................................................................................21
  17.04.      SURRENDER.................................................................................22
  17.05.      NOTICE....................................................................................22
  17.06.      RULES AND REGULATIONS.....................................................................22
  17.07.      LANDLORD'S LIABILITY......................................................................22
  17.08.      TEXAS DTPA WAIVER.........................................................................22
  17.09       AMERICANS WITH DISABILITIES ACT...........................................................22
  17.10.      INABILITY TO PERFORM......................................................................23
  17.11.      TENANT AUTHORIZATION......................................................................23
  17.12.      BROKER....................................................................................23
  17.13.      MEMORANDUM OF LEASE.......................................................................23
  17.14.      PARKING...................................................................................23
  17.15.      OTHER TAXES...............................................................................23
  17.16.      JOINT AND SEVERAL LIABILITY...............................................................23
  17.17.      ACCEPTANCE BY LANDLORD....................................................................23
  17.18.      TIME OF ESSENCE...........................................................................23
  17.19.      ENTIRE AGREEMENT..........................................................................24
  17.20.      AMENDMENT.................................................................................24
  17.21.      SEVERABILITY..............................................................................24
  17.22.      SUCCESSORS................................................................................24
  17.23.      CAPTIONS..................................................................................24
  17.24.      NUMBER AND GENDER.........................................................................24
  17.25.      GOVERNING LAW.............................................................................24
  17.26.      RIGHTS RESERVED TO LANDLORD...............................................................24
  17.27.      VISIBLE AREAS CLAUSE......................................................................24
  17.28.      NO PRESUMPTION AGAINST DRAFTER ...........................................................25
  17.29       EXAMINATION OF LEASE......................................................................25
  17.30       DEFINED TERMS AND MARGINAL HEADINGS.......................................................25
  17.31       NO REPRESENTATIONS........................................................................25
  17.32       NO LIGHT, AIR OR VIEW EASEMENT............................................................25
  17.33       SURVIVAL OF INDEMNITIES.................................................................. 25



                                    EXHIBITS



EXHIBIT "A" - FLOOR PLAN................................................................................27

EXHIBIT "B" - LEGAL DESCRIPTION.........................................................................31

EXHIBIT "C" - RULES AND REGULATIONS.....................................................................32

EXHIBIT "D" - WORK LETTER...............................................................................35

EXHIBIT "D-1" - BUILDING SHELL IMPROVEMENTS.............................................................38

EXHIBIT "E" - ACCEPTANCE OF PREMISES MEMORANDUM.........................................................39

EXHIBIT "F" - PARKING GARAGE............................................................................40

RIDER 1 - TENANT'S RIGHT OF FIRST REFUSAL...............................................................41

SCHEDULE A..............................................................................................42

RIDER 2 - TENANT'S RENEWAL OPTION.......................................................................45

RIDER 3 - EXPANSION OPTION..............................................................................46

SCHEDULE B..............................................................................................47

RIDER 4 - CAP ON CERTAIN OPERATING EXPENSES.............................................................48

RIDER 5 - SIGNAGE.......................................................................................49

ANNEX 1.................................................................................................50

                                      LEASE


         THIS LEASE ("Lease") is entered into as of the 17th day of August, 1999, by and between 520 Partners, Ltd. ("Landlord"), and Home Interiors & Gifts, Inc. ("Tenant").

                              W I T N E S S E T H:

                                    ARTICLE 1

         1.01. INTRODUCTORY PROVISIONS AND DEFINITIONS. The Lease provisions and definitions set forth in this Section 1.01 and all exhibits, riders, and other attachments to this Lease are incorporated into this Lease and made a part hereof. Capitalized terms used in this Lease without definitions have the respective meanings assigned to them in this Section.


         (a) Addresses for notices
              due under this Lease
              (See Article 17)

              Landlord's Name
              and Address:                           520 Partners, Ltd.
                                                     4099 McEwen Road, Suite 370
                                                     Dallas, Texas 75244
                                                     Fax: (972) 386-6811
                                                     Attn: Property Manager


            Tenant's Name and                        Home Interiors & Gifts, Inc.
             Address:                                4055 Valley View Lane, Suite 700
                                                     Dallas, Texas 75244
                                                     Fax:______________________________________
                                                     Attn: Donald J. Carter, Jr. and Tina Simon

                                                      With Copies To:
                                                     Weil, Gotshel & Manges
                                                     100 Crescent Court, #1300
                                                     Dallas, Texas 75201
                                                     Attn: Robert Feldman

         (b) Building:                               Granite Tower at The Centre
                                                     4055 Valley View Lane
                                                     Dallas, Texas 75244
                                                     containing approximately 240,153 square feet
                                                          of total rentable area

         (c) Premises:                               Approximately 74,139 square feet of rentable
                                                     area on the fifth, sixth and seventh floors
                                                     of the Building, designated as Suite Nos.
                                                     500, 600 and 700 respectively. (See Exhibit A)


                                    Surface Parking                             Garage Parking

         (d) Parking:               83  Unreserved spaces @ $ 0.00         214  Unreserved spaces @ $ 0.00
                                    per month each                         per month each


                                                                                10  Reserved spaces @ $ 0.00
                                                                                per month each (See Exhibit "F")

Tenant shall have the continuing right to substitute at any time and from time to time up to ten (10) unreserved garage spaces for ten (10) covered reserved spaces at a monthly cost of $20.00 per space.



         (e) Permitted Use:                          General Office Use and all other lawful purposes (per Article 6 herein)




Home Interiors & Gifts, Inc.
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                                        1


         (f) Primary Term:                             Ten ( 10 ) years and zero ( 0 ) months (See Article 3)

         (g) Commencement Date:                        January 3, 2000, subject to Exhibit "D" hereto, paragraph 2.4
                                                       (See Article 3)

         (h) Expiration Date:                          January 2, 2010 subject to Exhibit "D" hereto, paragraph 2.4
                                                       (See Article 3)

         (i) Tenant's Pro Rata
             Share:                                    30.87% (See Article 5)


         (j) Base Rent:
                                            Rate per Square                    Base              Base
         Rental                             Foot of                            Annual            Monthly
         Period                             Rentable Area                      Rent              Rent

January 3, 2000 - December 31, 2004         $21.80                              $1,616,230.20    $134,685.85
January 1, 2005 - January 2, 2010           $22.80                              $1,690,369.20    $140,864.10


         (k) Base Operating
             Expense:                                  Operating Expenses per square foot of rentable area for the calendar year 2000 (excluding electricity) as grossed up for 95% occupancy, fully assessed taxes (See Article 5.)

         (l) Security Deposit:                         Waived (See Article 4)

         (m) Guarantor:                                N/A       (See "Rider No.   " )

         (n) Tenant's Broker:                          The Staubach Company (such broker is represented by
                                                       Greg Burns )

         (o) Address for Payment of Base Rent:
                   (See Article 4)
                                                       520 Partners,  Ltd.
                                                       P.O. Box 911597
                                                       Dallas, Texas 75391-1597


                                    ARTICLE 2

         2.01. PREMISES. In consideration of the obligation of Tenant to pay Rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Landlord hereby does lease, let and demise unto Tenant, and Tenant hereby does lease and rent from Landlord, upon and subject to the provisions of this Lease, rentable area which is hereby stipulated and for all purposes hereof agreed to be as stated in 1.01(c) above and as reflected on the floor plan(s) attached hereto as Exhibit "A" and incorporated herein for all purposes (such space so leased to Tenant is herein called the "Premises") located in the Building as set forth in Article 1.01(b) and situated on the tract of "Land" herein so called and described in Exhibit "B" attached hereto and incorporated herein for all purposes, together with the parking spaces described in Article 1.01 (d) (the Building, the Land, and the parking area and garage being hereinafter collectively referred to as the "Project"), TO HAVE AND TO HOLD said Premises for the Term, subject to the provisions of this Lease.

         2.02. IMPROVEMENTS BY LANDLORD. Subject to delays caused solely by Tenant, Tenant's agents or contractors, Landlord shall substantially complete Tenant's Improvements (as defined in Exhibit "D" attached hereto) to be constructed or installed by Landlord pursuant to Exhibit "D" attached hereto and incorporated herein for all purposes, on or before December 1, 1999. All installations now or hereafter placed on the Premises in excess of the Tenant's Improvements as set forth in Exhibit "D" shall be for Tenant's account and at Tenant's cost (and Tenant shall pay ad valorem taxes and increased insurance thereon), which costs shall be payable by Tenant to Landlord as additional rent hereunder promptly upon being invoiced therefor, and failure by Tenant to pay same in full within thirty (30) days of invoice shall constitute an event of default by Tenant hereunder giving rise to all remedies available to Landlord under this Lease and at law for non-payment of rent. In the event that Tenant's Improvements and remainder of the Premises are not Substantially Complete (as defined in Exhibit "D") by December 1, 1999 (subject to Force Majeure and Tenant Delay), then Tenant may withhold from Base Rent liquidated damages in an amount equal to one (1) day of Base Rent for each one (1) day of delay from and after December 1, 1999 until December 31, 1999 and two (2) days of Base Rent for each one (1) day of delay from and after January 1, 2000 until Substantial Completion occurs.



Home Interiors & Gifts, Inc.
Granite Tower at The Centre, 8/17/1999

         2.03. CONDITION OF PREMISES. Landlord represents and warrants that (a) the Building is in material compliance with all governmental laws, ordinances and codes (including, without limitation, all building codes) applicable to the Building, and (b) the levelness of floor slabs is materially equivalent to that contained in comparable buildings. Tenant has inspected the Premises and the common areas of the Building and the parking facilities, is familiar with their condition and accepts same in their present "AS IS" condition. Tenant acknowledges that Landlord is not obligated to do any further construction or make any additional improvements, except as provided in Section 2.02 and Exhibit "D" hereof.

         2.04. MODIFICATIONS OF AREA. Upon Substantial Completion (as defined in Exhibit "D") of the Premises, at Tenant's request and expense, Landlord's architect and Tenant's architect shall jointly remeasure and recalculate the rentable area of the Premises in accordance with the Standards contained in the published by Building Owners and Managers Association International as revised and readopted June 7, 1996. In the event the rentable area of the Premises as recalculated differs from the amount of rentable area set forth in 1.01(c) hereof, then this Lease will be amended by the parties to reflect such difference in rentable area, including, without limitation, the difference in Base Rent and Tenant's Pro Rata Share (as both are hereinafter defined).

                                    ARTICLE 3

         3.01. TERM. Subject to the other provisions hereof, this Lease shall be and continue in full force and effect for the Primary Term as set forth in
Section 1.01(f) and commencing on the Commencement Date set forth in Section 1.01(g) (subject to Exhibit "D" hereto, paragraph 2.4) and expiring on the Expiration Date set forth in Section 1.01(h). Such term, as it may be extended or modified only by written agreement of the parties or pursuant to an express provision of this Lease, is herein called the " Term".

         3.02. COMMENCEMENT. The Commencement Date shall be January 3, 2000 (subject to Exhibit "D" hereto, paragraph 2.4).

         3.03. LATE POSSESSION. Tenant Delays shall not delay the Commencement Date, the Expiration Date or the commencement of installments of Rent.

         3.04. EARLY POSSESSION. If prior to the Commencement Date, Tenant shall enter into possession of all or any part of the Premises, such possession shall be subject to all of the provisions of this Lease, and the Term and the payment of all Rent shall commence, with respect to all or such part of the Premises as are so occupied by Tenant, on the date of such entry, and the total amount of all Rent due hereunder shall be increased accordingly, provided that no such early entry shall operate to change the Expiration Date provided for herein. Notwithstanding the foregoing, Tenant and Tenant's contractors and consultants shall have the right to enter upon the Premises prior to the Commencement Date for the purpose of installing Tenant's telephone systems, office equipment, trade fixtures and furnishings and such entry shall be subject to all terms and conditions of this Lease other than the obligation to pay Rent.


                  3.05. ACCEPTANCE OF PREMISES MEMORANDUM. Upon Substantial Completion (as defined in Exhibit "D") of Tenant's Improvements, Landlord and Tenant shall execute the Acceptance of Premises Memorandum, a form of which is attached hereto as Exhibit "E" and incorporated herein for all purposes. If Tenant fails to execute a completed Acceptance of Premises Memorandum within fifteen (15) days after the occurrence of Substantial Completion, Tenant shall be deemed to have accepted the Premises and Substantial Completion shall be deemed to have occurred on the date specified in Landlord's notice of Substantial Completion.



                                    ARTICLE 4

         4.01. BASE RENT. Tenant, in consideration for this Lease and the leasing of the Premises for the Term, agrees to pay to Landlord the Base Rent in such amounts as set forth in Section 1.01(j) (subject to adjustments as provided for herein). Base Rent is payable in advance, and without demand, on the first day of each calendar month during the Term. If the Commencement Date is other than the first day of a month, Tenant shall be required to pay only a pro rata portion of the monthly installment of Base Rent for such partial month.


         4.02. PAYMENT OF RENT. As used in this Lease, "Rent" shall mean the Base Rent, the Operating Expense reimbursements pursuant to Section 5.01, Tenant's Electricity Charge pursuant to Section 5.02B, the Parking Rent pursuant to Section 17.14 hereof, and all other monetary obligations provided for in this Lease to be paid by Tenant, all of which shall constitute rental in consideration for this Lease and the leasing of the Premises. Without invoice or other notice from Landlord, Tenant shall send Base Rent and other sums due hereunder in legal tender of the United States of America to Landlord at the address set forth in Section 1.01(o) or to such other person or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction, or offset except as may be expressly set forth in this Lease.



Home Interiors & Gifts, Inc.
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                                       3

         Landlord shall, at its option, have the right to collect from Tenant, ten cents ($.10) for each dollar ($1.00) of each installment of Rent which is not received on its due date for any reason whatsoever and such non-payment continues for five (5) days after written notice thereof has been given by Landlord to Tenant and Tenant agrees to pay such amount immediately on demand as liquidated damages to cover the additional costs of collecting and processing such late payments. Tenant acknowledges that the late payment by Tenant to Landlord of Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. If such failure to pay Rent continues beyond a fifteen (15) day period, any and all due and unpaid Rent shall bear interest at the lesser of (i) eighteen percent (18%) per annum, or (ii) the maximum non-usurious rate allowed by applicable law (the "Default Interest Rate"), from the date such Rent became due until the date such Rent is received by Landlord. Such interest shall be immediately due and payable as additional Rent hereunder. The collection of such late charge and/or such interest by Landlord shall be in addition to and cumulative of any and all other remedies available to Landlord.

         It is the intention of Landlord and Tenant to conform to all applicable laws concerning the contracting for, charging and receiving of interest. In the event that any payments of interest required under this Lease are ever found to exceed any applicable limits, Landlord shall credit the amount of any such excess paid by Tenant against any amount owing under this Lease or if all amounts owing under this Lease have been paid, Landlord shall refund to Tenant the amount of such excess paid by Tenant. Landlord and Tenant agree that Landlord shall not be subject to any applicable penalties in connection with any such excess interest, it being agreed that any such excess interest contracted for, charged or received pursuant to this Lease shall be deemed a result of a bona fide error and a mistake. The obligation of Tenant to pay Rent is an independent covenant, and, except as may otherwise be provided for herein, no act or circumstance, whether constituting a breach of covenant by Landlord or not, shall release or modify Tenant's obligation to pay Rent.

         4.03. SECURITY DEPOSIT. Intentionally Deleted.

                                    ARTICLE 5

         5.01. OPERATING EXPENSE REIMBURSEMENT. The Base Rent payable under
Section 4.01 of this Lease includes an annual allocation for operating expenses equal to the Operating Expense (defined in Section 5.02 hereof) per square foot of rentable area of the Premises for the calendar year set forth in Section1.01(k) (the "Base Operating Expense"). In the event that Tenant's Pro Rata share of Operating Expenses (defined in Section 5.02A hereof) of the Building during any calendar year of the Term shall exceed the Base Operating Expense, Tenant shall pay to Landlord its proportionate share of the increase in such Operating Expenses over the Base Operating Expense. On or before the first day of each calendar year during the Term (or as soon thereafter as is reasonably possible), Landlord shall provide to Tenant the reasonable Estimated Operating Expense Increase for the upcoming year. In addition to the Base Rent, Tenant shall pay in advance on the first day of each calendar month during the Term, installments equal to 1/12th of Tenant's Pro Rata Share (as set forth in Section 1.01 (i) of the Estimated Operating Expense Increase.

         As soon as possible after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement of the Actual Operating Expense Increase (hereinafter defined) for the immediately preceding calendar year, which statement shall specify the various types of Operating Expenses and set forth Landlord's calculations of Tenant's Pro Rata Share of the Actual Operating Expense Increase. If Tenant's Pro Rata Share of the Estimated Operating Expense Increase paid to Landlord during the previous calendar year exceeds Tenant's Pro Rata Share of the Actual Operating Expense Increase, then Landlord shall, at Tenant's option, either refund the difference to Tenant at the time Landlord furnishes the statement of the Actual Operating Expense Increase or credit the amount overpaid by Tenant to Tenant's Pro Rata Share of the Estimated Operating Expense Increase for the next calendar year. If Tenant's Pro Rata Share of Estimated Operating Expense Increase paid to Landlord during the previous calendar year is less than Tenant's Pro Rata Share of the Actual Operating Expense Increase, then Tenant shall pay to Landlord the amount of such underpayment. Any amount due Landlord as shown on any such statement shall be paid by Tenant within sixty (60) days after it is furnished to Tenant.

         The "Estimated Operating Expense Increase" shall equal Landlord's reasonable estimate of Tenant's Pro Rata share of Operating Expenses for the applicable calendar year, less the Base Operating Expense. Landlord's statement of the Estimated Operating Expense Increase shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expense Increase. The "Actual Operating Expense Increase" shall equal Tenant's Pro Rata share of the actual Operating Expenses for the applicable calendar year, less the Base Operating Expense. If Operating Expenses change during a calendar year or if the number of square feet of rentable area in the Premises changes, Landlord may revise the estimated Additional Rent during such year by giving Tenant written notice to that effect and thereafter Tenant shall pay to Landlord, in each of the remaining months of such year, an amount commensurate with the change in the estimated Additional Rent divided by the number of months remaining in such year.

         5.02A. OPERATING EXPENSES. The term "Operating Expenses" shall mean and include all reasonable and customary amounts, expenses, and costs of whatsoever nature (other than electricity) that Landlord incurs, pays or becomes obligated to pay because of or in connection with the ownership, operation, management, repair, or maintenance of the Project and Landlord's personal property used solely in connection therewith. Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied



Home Interiors & Gifts, Inc.
Granite Tower at The Centre, 8/17/1999
and shall include, without limitation, the following:

         (a) Wages, salaries, fees, related taxes, insurance, benefits, and reimbursable expenses of all personnel directly engaged in operating, repairing, and maintaining the Project and providing traffic control about the Project; provided, however, that if during the Term such personnel are also working on other projects being operated by Landlord, their wages, salaries, fees and related expenses shall be allocated by Landlord in good faith among all of such projects and only that portion of such expenses incurred directly with respect to the Project shall be included as an "Operating Expense."

         (b) Cost of all labor, supplies, tools, equipment and materials used in operating, repairing, and maintaining the Project.

         (c) Cost of all utilities (except for electricity) for the Project, including, without limitation, water, gas and fuel oil.

         (d) Cost of all maintenance, security, window cleaning, elevator maintenance, landscaping, repair, janitorial, and other similar service agreements for the Project and the equipment and other personal property of Landlord therein and thereon used solely in connection with the operation, management, repair or maintenance of the Project.

         (e) Cost of all insurance relating to the Project and its occupancy or operations, including but not limited to (i) the cost of casualty and liability insurance applicable to the Project or Landlord's personal property used solely in connection with the operation of the Project, (ii) the cost of business interruption insurance in such amounts as will reimburse Landlord for all losses of earnings and other income attributable to the ownership and operation of the Project, and (iii) the cost of insurance against such perils and occurrences as are commonly insured against by prudent landlords.

         (f) All taxes, assessments, and governmental charges and fees of whatsoever nature, whether now existing or subsequently created, attributable to the Project or its occupancy or operation, excluding only franchise and income taxes of Landlord (but not excluding such taxes if imposed in the future wholly or partially in lieu of present real estate, ad valorem, or similar taxes), and including all such taxes whether assessed to or paid by Landlord or third parties, but excluding such taxes to the extent, if any, that Tenant, any other tenant of the Project, or any other party specifically reimburses Landlord therefor (other than through the payment of Operating Expense reimbursements).
Section 41.413 of the Texas Property Tax Code gives Tenant the right to protest a determination of the appraised value of the Land if Landlord does not so protest and requires Landlord to deliver to Tenant a notice of any determination of the appraisal value of the Land. Tenant agrees not to protest any valuation unless Tenant notifies Landlord in writing of Tenant's intent to protest and Landlord fails to protest the valuation within fifteen (15) days after Landlord receives Tenant's written notice. Tenant shall be responsible for all costs associated with any protest brought by Tenant, except that Tenant shall be reimbursed for its costs from any refund or rebate of taxes obtained as a direct result of Tenant's protest.

         (g) Costs of repairs to and maintenance of the Project undertaken by Landlord in its sole reasonable discretion on or of the Project, excluding any such costs as are paid by the proceeds of insurance, by Tenant, or by other third parties, and excluding any alterations of space occupied by other tenants of the Building.

         (h) A management fee customary in the marketplace for office buildings comparable to the Building for management services rendered in connection with the Project (as used in this Lease, "comparable" buildings shall mean Class A office buildings in the North Dallas office market which are similar in age, size, location and structure as the Building).

         (i) The cost of capital investment items to the extent they are generally designed and intended to reduce Operating Expenses for the benefit of all of the Project's tenants or which may be required by any governmental authority. All such costs, including interest costs, shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined by Landlord according to generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building.

         (j) Landlord's central accounting costs allocated by Landlord in good faith among all projects of Landlord, and legal, appraisal (if such appraisal is related to efforts to reduce Operating Expenses), and other such third party fees directly relating to the operation of the Project.

         (k) The fair market rental value of Landlord's and the property manager's offices, if any, in the Building.

         Nothing contained in this Section 5.02 shall be construed as requiring Landlord to provide any services which are not specifically set forth in this Lease as obligations of Landlord.

         5.02 B. EXCLUSIONS FROM OPERATING EXPENSES. The term "Operating Expenses" shall not include any item which is not customarily considered to be a normal expense of maintenance, operation or repair, including, without limitation, the following:

         (a) electrical expenses.

         (b) federal income and state franchise taxes payable by Landlord.

         (c) costs for which Landlord actually receives reimbursement by insurance or condemnation awards.



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         (d) expenses incurred in leasing or procuring new tenants, including advertising expenses, legal fees or leasing commissions paid to agents of Landlord or other brokers.

         (e) depreciation of the Building or Landlord's personal property at the Building.

         (f) interest on debt or amortization payments on any debt served by a deed of trust on the Land.

         (g) rental under any superior lease or sublease.

         (h) dividends or partnership distributions paid by Landlord.

         (i) (except as provided in Section 5.02A(i) above) cost of alterations and capital improvements not treatable as expenses under generally accepted accounting principals.

         (j) costs for repair or maintenance that are reimbursed by others.

         (k) above market or noncompetitive payments to venders.

         (l) costs resulting from defects in design, construction or workmanship with respect to the Building.

         (m) costs due to Landlord's default under this Lease.

         (n) costs due solely to the negligence or willful misconduct of the Landlord, its employees, agents, contractors or assigns.

         (o) costs, fines or penalties incurred due to a violation of law by Landlord and the defense of same.

         (p) any legal fees to resolve disputes involving Landlord.

         (q) cost of artwork.

         (r) any costs of work which is to be performed by Landlord under Exhibit "D" of this Lease.

         (s) expenses for vacant or vacated space.

         (t) expenses incurred solely for the benefit of any other tenant.

         (u) costs related to the addition of other buildings on, and/or expansion of the Land.

         (v) local or civic contributions

         (w) any other unreasonable cost. To the extent that an expense is not specifically included or excluded as a component of Operating Expenses, whether such expense shall be treated as an Operating Expense, shall be determined in accordance with generally accepted accounting principles, consistently applied.



         5.02 C. TENANT'S ELECTRICITY CHARGE. Tenant covenants and agrees to pay to Landlord as additional Rent without any setoff or deduction whatsoever Tenant's Pro Rata Share as set forth in Section 1.01(i) of all electricity consumed in the use, occupancy, and operation of the Building, the parking garage associated with the Building and the exterior perimeter lights for the remainder of the Building and Project (hereinafter called "Tenant's Electricity Charge"). By the Commencement Date (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of the reasonable estimated amount of Tenant's Electricity Charge owing for the remainder of the calendar year in which the Commencement Date occurs and the amount of the monthly installment of Tenant's Electricity charge due for each month during such year. By December 1 of the calendar year in which the Commencement Date occurs and by December 1 of each calendar year thereafter (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of the reasonable estimated amount of Tenant's Electricity Charge for the next calendar year and the amount of the monthly installment of Tenant's Electricity Charge due for each month during such year. Beginning on the Commencement Date and continuing on the first day of each month thereafter, Tenant shall pay to Landlord the amount of the applicable monthly installment of Tenant's Electricity Charge, without demand, offset or deduction, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis.

         (b) This subparagraph (b) applies to each calendar year during which Tenant's Electricity Charge is owing except for the calendar year in which the Expiration Date occurs. Within thirty (30) days after the end of each calendar year or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing the actual amount of Tenant's Electricity Charge for the applicable calendar year. If Tenant's total monthly payments of estimated Tenant's Electricity Charge for the applicable year are less than the actual amount of Tenant's Electricity Charge, then Tenant shall pay to Landlord the amount of such underpayment within thirty (30) days. If Tenant's total monthly



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payments of estimated Tenant's Electricity Charge for the applicable year are more than Tenant's actual Tenant's Electricity Charge, then Landlord shall credit or against the next Tenant's Electricity Charge payment or payments due from Tenant or refund to Tenant at Tenant's option the amount of such overpayment within thirty (30) days.

         (c) This subparagraph (c) applies to the calendar year during which the Expiration Date occurs (the "Final Calendar Year"). Within ninety (90) days after the Expiration Date or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing the actual amount of Tenant's Electricity Charge for the period beginning January 1 of the Final Calendar year and ending on the Expiration Date (such period is herein called the "Final Electricity Period"). If Tenant's total monthly payments of estimated Tenant's Electricity Charge for the Final Electricity Period are less than Tenant's actual Tenant's Electricity Charge for such period, then Tenant shall pay to Landlord the amount of such underpayment within thirty (30) days. If Tenant's total monthly payments of estimated Tenant's Electricity Charge for the Final Electricity Period are more than Tenant's actual Tenant's Electricity Charge for such period, Landlord shall pay to Tenant the amount of such excess payments, less any amounts then owed to Landlord within thirty (30) days.

         Notwithstanding anything to the contrary hereinbefore contained, Landlord may at any time during the Term hereof, elect to install meters measuring electricity used in the Building and/or the Premises which may also include meters measuring electricity used for heating and cooling the Building and/or the Premises, and in such cases, Tenant's Pro Rata Share of such costs shall then be based on actual use as measured by such meters but with any areas sharing a meter being prorated on the basis that the area of the Premises bears to the area covered by the meters.

         Electrical power which is separately metered or is otherwise separately assessable to tenants of the area served by such facilities and the cost of normal and after-hours air conditioning supplied to tenants of the area so served shall be excluded in computing Tenant's Electricity Charge as aforesaid.

         5.03. PRORATION AND ADJUSTMENT OF OPERATING EXPENSES. If this Lease commences on other than the first day of a calendar year, or if this Lease expires or terminates on other than the last day of a calendar year, then the Operating Expenses for all of such calendar year shall be prorated according to the portion of the Term that occurs during such calendar year. If at any time the Building is not fully occupied or Landlord is not supplying all services to all portions of the Building during an entire calendar year, then, at Landlord's option, Operating Expenses, the Actual Operating Expense Increase, and the Estimated Operating Expense Increase shall be adjusted as though the Building had been ninety-five percent (95%) occupied and Landlord were supplying all services to such portions of the Building during the entire calendar year. Such ninety-five percent (95%) gross up shall be applied to the Base Operating Expense.

         5.04 RIGHT TO AUDIT.

                  (a) Landlord shall maintain for a period of at least two (2) years following the end of the period to which they pertain complete and accurate books and records of all items of Operating Expenses and electricity expenses paid or incurred by Landlord. Such books and records shall be kept at a location in Dallas County, and Tenant's third-party auditors shall have the right, with reasonable notice, to inspect, copy and audit such books and records at any time during normal business hours. Landlord shall promptly repay Tenant for any overpayments which Tenant's third-party auditors accurately identify together with interest thereon at the rate of ten percent (10%) per annum from the date paid by Tenant until full refund. If such overpayments exceed three percent (3%) of the aggregate of Tenant's Operating Expense and Electricity Charge for the period in question, then Landlord shall pay for the reasonable cost of such audit. If Landlord fails to maintain sufficient documentation to reasonably substantiate any item of Operating Expense or Electricity Charge, Landlord shall on demand refund to Tenant its payment of such item, together with interest thereon at the highest legal rate from the date paid until full refund.

                                    ARTICLE 6

         6.01. USE. Tenant shall use and occupy the Premises only for the Permitted Use set forth in Section 1.01(e) hereof, and for no other purposes. Tenant shall not use or permit the Premises or any portion thereof to be used for any purpose other than the Permitted Use or for any unlawful purpose or in any unlawful manner, and shall comply with all federal, state, and local governmental laws, ordinances, orders, rules and regulations applicable to the Premises, the Project, and the occupancy thereof and Tenant shall give prompt written notice to Landlord of any notification to Tenant of any claimed violation thereof. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering the Project or any part thereof or any of its contents. In the event that, solely by reason of any acts of Tenant or its conduct of business, there shall be any increase in the rate of insurance on the Building or its contents, Tenant hereby agrees to pay such increase. Tenant shall not do or permit anything to be done in or about the Premises and/or Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them. Tenant shall not permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Without limitation of the foregoing, Tenant shall not, without Landlord's prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Project, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. 9601, et seq., or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for the costs of any clean up or removal required to be performed with respect to such asbestos-containing, toxic or hazardous materials.




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                                    ARTICLE 7

         7.01. LANDLORD'S SERVICES. Subject to the availability of necessary service from the appropriate public utility or other entity responsible for providing such service, Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant in the occupied portion of the Premises the following services, which shall be of a standard of quality for buildings "comparable" to the Building:

         (a) Air-conditioning and central heat at such temperatures and in such amounts as are customary for buildings "comparable" to the Building, during normal business hours for the Building as set forth in the Rules and Regulations attached as Exhibit "C" attached hereto and incorporated herein for all purposes.

         (b) Janitorial cleaning services in the Premises and public and exterior portions of the Building for all days, except Saturdays, Sundays and holidays; provided, however, if Tenant's floor covering or other improvements is other than Building Standard, Tenant shall pay the additional cleaning cost attributable thereto as additional Rent within thirty (30) days of the presentation of a statement therefor by Landlord. Such services will be provided at such times and in accordance with Annex 1 hereto.

         (c) Hot and cold water at those points of supply provided for general use of other tenants in the Building.

         (d) Normal and customary routine maintenance for all public, structural, and exterior portions of the Project according to standards customary for office buildings "comparable" to the Building.

         (e) Electric lighting service for all public portions of the Project in the manner and to the extent customary for office buildings "comparable" to the Building.

         (f) Automatic passenger elevator service for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours as prescribed by Landlord, exclusive of Saturdays, Sundays, and holidays. Landlord may reduce the number of elevators operating outside of business hours.

         (g) All Building Standard fluorescent bulb replacement in all common and public areas, toilet and restroom areas and stairwells, and the electrical power required for Building Standard fluorescent fixtures; provided, however, bulb replacement required for lights in the Premises which are above Building Standard shall be paid for by Tenant in a manner determined by Landlord, in Landlord's reasonable discretion.

         (h) Electrical facilities to furnish sufficient power for typewriters, calculating machines, personal computers and other machines of similar low electrical consumption such that the total electrical power available shall be at least six watts per square foot of rentable area; but not including electricity required for electronic data processing equipment, special lighting in excess of Building Standard, and any other item of electrical equipment, the electrical power equipment of which (singly) is more than 0.5 kilowatts per hour at rated capacity or requires a voltage other than 110/120 volts single phase; and provided that Landlord shall not be obligated to provide dedicated circuits or electrical power in excess of Building Standard and provided that if the installation of said electrical equipment requires additional air conditioning capacity above that provided by the Building Standard system, then the additional air conditioning installation and operating costs will be the obligation of Tenant. Landlord, at its option, may cause a water meter, electric current meter or such similar device to be installed on the Premises so as to measure the amount of water and electric current consumed by Tenant. The cost of any such meters and of the installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord, after thirty (30) days of demand by Landlord, for all such excess water and electric expense incurred. If a separate meter is not installed or Landlord is prevented from installing a separate meter by operation of law or other cause beyond Landlord's control, such excess costs for such water and electric current will be established by an estimate made by the utility company, electrical engineer, or an independent consultant, which estimate shall be binding on Tenant. Landlord and Tenant agree that in the event Landlord adopts a new method for measuring, allocating and charging for electrical usage within the Building, the Lease shall be amended to reflect the new method.

         (i) Security services standard for office buildings i "comparable" to the Building, including, without limitation, an electrically controlled security card access system controlling access to the Building and parking garage, which will grant access to individuals with authorized cards. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD IS NOT WARRANTING THE EFFICIENCY OF ANY SUCH SECURITY PERSONNEL, SERVICE, PROCEDURES OR EQUIPMENT. LANDLORD SHALL NOT BE RESPONSIBLE OR LIABLE IN ANY MANNER FOR FAILURE OF ANY SUCH SECURITY PERSONNEL, SERVICES, PROCEDURES OR EQUIPMENT TO PREVENT, CONTROL, OR APPREHEND ANYONE SUSPECTED OF CAUSING PERSONAL INJURY OR DAMAGE IN, ON OR AROUND THE PROJECT (EXCLUDING LANDLORD'S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT).

          Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable modifications to the above standards for utilities and services that are provided to all tenants in the Building.




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         7.02. ADDITIONAL SERVICES. Landlord may impose a reasonable charge for any utilities and services, (including without limitation, janitorial, maintenance, security, air conditioning, electrical current and water), provided by Landlord by reason of any use of the services at any time other than the hours as set forth in the Rules and Regulations attached hereto as Exhibit "C" or beyond the levels or quantities that Landlord agrees herein to furnish or because of special electrical, cooling or ventilating needs created by Tenant's hybrid telephone equipment, computers or other equipment; provided, however, that Tenant's excessive use or consumption of heating, air conditioning and/or electrical services in violation of Section 7.01 above, without Landlord's prior written consent, shall constitute a Default under this Lease. Upon request of Tenant to be given to the Property Manager of the Project before 3:00 p.m. of the business day of requested extra usage, Landlord shall make available, at Tenant's expense, after hours heat or air conditioning. The minimum charge and the hourly rate for the use of after hours heat or air conditioning (HVAC) shall be the actual cost of the utilities to Landlord of providing such service plus an equipment depreciation charge as reasonably determined by Landlord's thirty party engineers (such determination to be substantiated to the reasonable satisfaction of Tenant). For purposes of this Lease, the hourly rate charged for calendar year 2000 for such after hours HVAC is $12.58 per hour per floor.

         7.03. INTERRUPTION OF SERVICES. Notwithstanding anything herein to the contrary, the obligations of the Landlord to provide the services and utilities provided above shall be subject to governmental regulation (e.g., rationing, temperature, control, etc.) and any such regulation which requires Landlord to provide or not provide such services or utilities other than as herein provided, shall not constitute a default hereunder, but rather compliance with such regulation shall be deemed to be compliance by Landlord hereunder. Any failure or defect in Landlord's hereinabove described services shall not be construed as an eviction of Tenant, nor entitle Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption) or be in default hereunder as a result of any such uncontrollable event or results or effects thereof. Landlord shall not be in breach or default under this Lease, provided Landlord uses reasonable diligence to restore any such failure or defect promptly after Landlord receives written notice thereof. Notwithstanding the foregoing, in the event of the failure to furnish, any stoppage of or other interruption in the furnishing of the services or utilities described in Section 7.01, which continues for three (3) consecutive business days after receipt by Landlord of written notice thereof from Tenant, and such failure, stoppage or interruption is not caused by force majeure (defined in Section 17.10 hereof), a casualty covered by Section 10.01 hereof, a failure on the part of a public utility, or by any negligent act or omission of Tenant, its agents, employees or contractors, Tenant shall be entitled, as its sole and exclusive remedy, to an abatement of Base Rent and Actual Operating Expense Increases in proportion to the area of the Premises that is rendered untenantable by such failure, stoppage or interruption, with such abatement to begin on the fourth (4th) business day after the receipt by Landlord of written notice of such occurrence and continuing until such failure, stoppage or interruption has been cured.

         7.04. KEYS AND LOCKS. Landlord shall furnish to Tenant two (2) keys for each corridor door entering the Premises. Additional keys will be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. All such keys shall remain the property of Landlord. No additional locks shall be allowed on any door of the Premises without Landlord's written consent, and Tenant shall not make, or permit to be made, any duplicate keys, except those furnished by Landlord. Upon termination of this Lease, Tenant shall surrender to Landlord all keys to the Premises, and give to Landlord an explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in the Premises.

         7.05. SIGNS. Landlord shall provide and install all letters and numerals on entrance doors in or at the Premises. All such letters and numerals are to be Building Standard graphics, and no other letters, numbers, or signage shall be used or permitted on the Premises without the prior written consent of Landlord. Tenant shall not place signs on the Premises which are visible from outside the Premises, without Landlord's prior written consent. Tenant shall not place or permit to be placed or maintained on any exterior door, wall or window of the Premises any sign, awning, canopy, advertising matter or similar item of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's prior written approval in each instance. Tenant shall maintain any such sign, awning, canopy, decoration, lettering, advertising matter or similar item as may be approved by Landlord, in good condition and repair at all times. The restrictions contained in this Section 7.05 shall not apply to the interior of any floor on which Tenant is the sole tenant.


                                    ARTICLE 8

         8.01. ALTERATIONS. Tenant shall not make or allow to be made any alterations, installations, additions, or improvements in or to the Premises or install any equipment or machinery (other than standard office equipment and unattached personal property), without Landlord's prior written consent, which shall not be unreasonably withheld or delayed. The parties agree that it shall be reasonable under this Lease for Landlord to withhold its consent to any proposed work only where such work will have a material adverse effect on load-bearing or corridor walls, Building systems or equipment or the Building structure or will alter the Building's external appearance. Notwithstanding the foregoing, Tenant may, without Landlord's consent, perform interior work to the Premises (such as replacement of floor coverings, window coverings, fixtures, equipment, signage). Notwithstanding anything to the contrary contained herein, unless such alterations exceed $25,000.00 or affect the mechanical systems, floor, roof or other structural components of the Premises, Tenant shall not be required to obtain Landlord's prior written approval for alterations, provided, however, Tenant shall notify Landlord to provide Landlord with as-built drawings within ten (10) days of the completion of such alterations. Should Tenant desire to perform any alterations which require Landlord's consent, Tenant shall submit plans



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and specifications for same to Landlord for Landlord's written approval before beginning such work. Upon receipt by Tenant of the written approval of Landlord of such plans and specifications, and upon payment by Tenant to Landlord of the reasonable fees incurred by Landlord to have such plans and specifications reviewed, Tenant may proceed to make such approved alterations so long as they are in compliance with such approved plans and specifications and are performed by a contractor approved by Landlord. Any and all such alterations, physical additions or improvements, including those improvements made at the Tenant's expense or under any agreement with the Tenant whereby the Tenant is given an allowance or rent reduction in exchange for Tenant's agreement to install or allow to be installed lease improvements, such as by way of example, but not limitation, wall coverings, floor coverings or carpet, paneling, doors, cabinets, appliances (such as refrigerators and dishwashers) and hardware, shall become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises and shall in no event be removed by Tenant; provided, however, that Landlord may require Tenant, at Tenant's cost, to remove any or all of such items upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises (provided that Landlord had previously specified in writing in connection with the approval of the plans and specifications relating thereto, the requirement of removal) and, at Tenant's expense, repair any damage caused by such removal. All installations shall be at Tenant's sole cost and expense. Without in any way limiting Landlord's consent rights, Landlord shall not be required to give its consent until (a) Landlord approves the contractor or person making such and approves such contractor's insurance coverage to be provided in connection with the work, (b) Landlord approves final and complete plans and specifications for the work and (c) the appropriate governmental agency, if any, has approved the plans and specifications for such work. All work performed by Tenant or its contractor relating to the installations shall conform to applicable governmental laws, rules and regulations, including, without limitation, the Disability Acts. Upon completion of the installations, Tenant shall deliver to Landlord "as built" plans. If Landlord performs such installations at Tenant's request, Tenant shall pay Landlord, as additional Rent, the cost thereof plus ten percent (10%) as reimbursement for Landlord's overhead. Each payment shall be made to Landlord within ten (10) days after receipt of an invoice from Landlord.


         All work performed by Tenant with respect to the Premises shall (a) be performed so as not to alter the exterior appearance of the Building, (b) be performed so as not to adversely affect the structure or safety of the Building,
(c) comply with all building, safety, fire, and other codes and governmental and insurance requirements, (d) be performed so as not to result in any usage in excess of Building Standard quantities of water, electricity, gas, heating, ventilating, or air-conditioning (either during or after such work) unless prior written arrangements reasonably satisfactory to Landlord are made with respect thereto, (e) be completed promptly and in a good and workmanlike manner and in a quality equivalent to Building Standard, (f) be performed at Tenant's expense and at such times and in such manner as Landlord may designate from time to time to insure minimum disruption to other tenants in the Building, and (g) be performed in such a manner that no valid mechanic's, materialman's, or other similar liens be attached to Tenant's leasehold estate and in no event shall Tenant permit, or be authorized to permit, any such liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates, and interests with respect to the Project or this Lease. Landlord will have the right, but not the obligation, to inspect periodically the work in the Premises and may require reasonable changes in the method of the work.

         If any mechanic's lien is filed against the Premises or the Project or any portion thereof, Tenant shall cause same to be discharged within twenty (20) days after the lien is filed by paying or bonding over said lien. If Tenant fails to comply with the foregoing sentence, Landlord shall (without limitation of its other rights or remedies) have the right, but not the obligation, to discharge said lien and Tenant shall immediately reimburse Landlord for any sum of money expended by Landlord in connection with obtaining such discharge, which amount shall be deemed to be Rent hereunder for all purposes. Landlord may require, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of any improvements, additions or alterations in the Premises which have been approved by Landlord.


         Any approval by Landlord (or Landlord's architect and/or engineers) of any of Tenant's contractors or Tenant's drawings, plans or specifications which are prepared in connection with any construction of improvements (including without limitation, Tenant's Improvements) in the Premises shall not in any way be construed as or constitute a representation or warranty of Landlord as to the abilities of the contractor or the adequacy or sufficiency of such drawings, plans or specifications or the improvements to which they relate, for any use, purpose or condition.

         8.02. REMOVAL OF TRADE FIXTURES AND PERSONAL PROPERTY. Tenant agrees to remove all of its trade fixtures, personal property and, at Landlord's request, certain other non-Building standard additions, installations, and/or improvements (provided that Landlord had previously specified in writing in connection with the approval of the plans and specifications relating thereto, the requirement of removal) on or before the date of expiration or termination of the Term, and shall promptly reimburse Landlord for the cost of repairing all damage done to the Premises or the Project by such removal and the cost of restoring the Premises to its original condition, casualty and reasonable wear and tear excepted, after such removal. If Tenant fails to deliver the Premises in the condition aforesaid, then Landlord may restore the Premises to such a condition at Tenant's expense. All property required to be removed pursuant to this Section not removed within the time period required hereunder shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over possession of such property and either (a) declare the same to be the property of Landlord by written notice to Tenant at the address provided herein or (b) at the sole cost and expense of Tenant, remove and store and/or dispose of the same or any part thereof in a commercially reasonable manner.




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         8.03. REPAIRS BY LANDLORD. Landlord shall repair and maintain at its cost the structural portions of the Project, including the basic plumbing, air conditioning, heating and electrical systems installed or furnished by Landlord, and all areas of the Project for the common non-exclusive use of all tenants in the Project, in accordance with the standard for office buildings "comparable" to the Building. Any maintenance or repairs caused solely by the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, invitees or contractors shall be made by Landlord at Tenant's reasonable expense. Landlord shall not be liable for any damages, compensation or claim for loss of the use of the whole or any part of the Premises or Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and/or maintenance performed by Landlord hereunder, except for damage resulting from Landlord's gross negligence or willful misconduct. Landlord reserves the right to make such repairs, changes, alterations, additions, or improvements in or to any portion of the Project and the fixtures and equipment thereof as it may reasonably deem necessary or desirable.

         8.04. REPAIRS BY TENANT. Tenant shall, at Tenant's sole cost and expense, keep the Premises and any appliances in good condition and repair. Tenant shall, upon the expiration or earlier termination of this Lease, surrender the Premises to the Landlord in good condition, ordinary wear and tear and casualty excepted. Any injury or damage to the Premises or Project, or the appurtenances or fixtures thereof, caused by or resulting from the negligence or willful misconduct of Tenant or Tenant's employees, servants, agents, invitees, assignees, or subtenants shall be repaired or replaced by Tenant, or at Tenant's option by Landlord at the reasonable expense of Tenant. If Tenant fails to maintain the Premises or fails to repair or replace any damage to the Premises or Project resulting from the negligence of Tenant, its employees, servants, agents, invitees, assignees or subtenants and such failure persists for twenty
(20) days after notice from Landlord, Landlord may, but shall not be obligated to cause such maintenance, repair or replacement to be done, as Landlord reasonably deems necessary, and Tenant shall immediately pay to Landlord all reasonable costs related thereto.




                                    ARTICLE 9

         9.01. LANDLORD'S INSURANCE. Landlord covenants and agrees that from and after the date of this Lease, Landlord will carry and maintain the insurance set forth in Section 9.01(a) and (b) of this article.

         (a) Commercial general liability insurance covering the Building and all common areas of the Project, but excluding the Premises, insuring against claims for personal or bodily injury or death or property damage occurring upon, in or about the Building or common areas of the Project to afford protection to the limit of not less than $2,000,000.00 combined single limit in respect to injury or death to any number of persons and property damage arising out of any one (1) occurrence. This insurance coverage shall extend to, but will not modify, any liability of Landlord arising out of the indemnities provided for in this Lease.

         (b) Landlord shall at all times during the Term hereof maintain in effect a policy or policies of "special form" or "all risks" insurance covering the Building (excluding property required to be insured by Tenant) in an amount equal to 100% of the full replacement cost thereof, providing protection against perils included within the standard Texas form of "special form" or "all risks" insurance coverage, with no exclusions thereunder with respect to sprinkler damage, vandalism and malicious mischief and with any such deductibles as Landlord may from time to time determine.

         Any insurance provided for in Subsections 9.01(a) and (b) above may be effected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of Sections 9.01(a) and (b) are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.




         9.02. TENANT'S INSURANCE. Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, the insurance set forth in paragraphs (a), (b), (c) and (d) of this subsection. No policy shall be cancellable or subject to reduction of coverage except after thirty (30) days' prior written notice to Landlord.

         (a) Commercial general liability insurance covering the Premises and Tenant's use thereof against claims for personal or bodily injury or death or property damage occurring upon, in or about the Premises to afford protection to the limit of not less than $1,000,000.00, combined single limit, in respect to injury or death to any number of persons and all property damage arising out of any one (1) occurrence. The foregoing commercial general liability insurance will include, without limitation, the following required endorsements, to wit:
(i) Landlord will be included as "additional insured" using an additional insured endorsement form as may be applicable from time to time or at any time during the Term of this Lease and acceptable to Landlord, without modification (and under the commercial umbrella, if any); and (ii) a waiver of subrogation in favor of Landlord using such form as may be applicable from time to time or at any time during the Term of this Lease and acceptable to Landlord (and under the commercial umbrella, if any). This insurance coverage shall extend to, but will not modify, any liability of Tenant arising out of the indemnities provided for in this Lease.


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         (b) "Special form" or "all risks" insurance coverage covering all fixtures, equipment and personalty located in the Premises, in an amount not less than one hundred percent (100%) of the full replacement cost thereof, with no exclusions permitted thereunder with respect to vandalism, malicious mischief or sprinkler leakage.

         (c) Workers' compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the workers' compensation laws of the State of Texas.

         (d) Employer's liability insurance in an amount not less than $1,000,000.00.

         All such insurance will be issued and underwritten by companies reasonably acceptable to Landlord, duly licensed in the State of Texas, and will contain endorsements that (a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least thirty (30) days' prior written notice of such cancellation or amendment, (b) Tenant will be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord's designees will be paid first by the insurance company for Landlord's loss and
(d) Tenant's insurance is primary in the event of overlapping coverage which may be carried by Landlord.

         Tenant shall deliver to Landlord duplicate originals of all policies of insurance required by this Section or duly executed originals of the certificates of such insurance (in form and content acceptable to Landlord) evidencing in-force coverage, within ten (10) days prior to the commencement of construction of Tenant's Improvements. Further, Tenant shall deliver to Landlord renewals thereof at least thirty (30) days prior to the expiration of the respective policy terms.

         In no event shall Landlord be responsible for loss or damage with respect to Tenant's personal property unless caused by Landlord's gross negligence.

         Any insurance provided for in Subsections 9.02(a) through (d) above may be effected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that (i) the requirements of such sections are otherwise satisfied, and (ii) Tenant shall indemnify and hold Landlord harmless from and against any claims, costs, expenses and liabilities that would otherwise be covered by the insurance required under Section 9.02 if such insurance were in force. Except as provided above, Landlord shall have no rights in any policy or policies maintained by Tenant.

         9.03. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives any rights it may have against the other (including, but not limited to, a direct action for damages) on account of any loss or damage occasioned to Landlord or Tenant, as the case may be (whether or not such loss or damage is caused by the fault, negligence or other tortious conduct, acts or omissions of Landlord or Tenant or their respective officers, directors, employees, agents or invitees), to their respective property, the Premises, its contents or to any other portion of the Building or the Property arising from any risk covered by the current Texas State Board of Insurance promulgated form of "special form" or "all risks" insurance coverage required to be carried by Landlord and Tenant, respectively, under Sections 9.01(b) and 9.02(b) above. If a party waiving rights under this
Section is carrying a fire and extended coverage insurance policy in the promulgated form used in the State of Texas and an amendment to such promulgated form is passed, such amendment shall be deemed not a part of such promulgated form until it applies to the policy being carried by the waiving party. Without in any way limiting the foregoing waivers and to the extent permitted by applicable law, the parties hereto each, on behalf of their respective insurance companies insuring the property of either Landlord or Tenant against any such loss, waive any right of subrogation that Landlord or Tenant or their respective insurers may have against the other party or their respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waivers. The foregoing waiver shall be effective whether or not the parties maintain the required insurance.

         9.04. INDEMNITY. Tenant will indemnify and hold Landlord and Landlord's respective officers, directors, employees and agents (including, but not limited to Landlord's property manager) harmless from all claims, demands, actions, damages, loss, liabilities, judgments, costs and expenses, including without limitation, attorney's fees and court costs (each a "Claim" and collectively the "Claims") which (i) are suffered by, recovered from or asserted against Landlord, (ii) are not paid by insurance carried by Tenant or Landlord (without in any way affecting the requirements of or Landlord's rights under Sections
9.01 and 9.02 above and (iii) arise from or in connection with (a) the use or occupancy of the Premises and/or any accident, injury or damage occurring in or at the Premises or (b) any breach by Tenant of any representation or covenant in this Lease; provided, however, such indemnification of Landlord by Tenant shall not include any Claim waived by Landlord under Section 9.03 above, any Claim to the extent caused by the gross negligence or willful misconduct of Landlord or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Tenant of any of the provisions of Section 16.01 of this Lease.

         Landlord will indemnify and hold Tenant and Tenant's respective officers, directors, employees and agents harmless from all Claims which are suffered by, recovered from or asserted against Tenant and which are not paid by proceeds of insurance carried by Landlord or Tenant and which arise from or in connection with (i) the use of the common areas of the Project and/or any accident, injury or damage occurring in or on the Common Areas solely as a result of Landlord's gross negligence or (ii) any breach by Landlord of any representation or covenant in this Lease;


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provided, however, such indemnification of Tenant by Landlord shall not include any Claim waived by Tenant under Section 9.03 above, any Claim to the extent caused by the negligence or willful misconduct of Tenant or any Claim relating to hazardous or toxic materials except to the extent such Claim arises out of a breach by Landlord of any of the provisions of Section 16.01 of this Lease.




                                   ARTICLE 10

         10.01. CASUALTY. If the Premises or Project, or any portion of either, shall be damaged by fire or other casualty covered by the insurance carried by Landlord hereunder, and the cost of repairing such damage shall not be greater than twenty percent (20%) of the then full replacement cost thereof, then, subject to the following provisions of this Article, Landlord shall repair the Premises and/or Project.

         If the Premises or Project shall be damaged (a) by fire or other casualty not covered by insurance carried by Landlord hereunder, (b) by fire or other casualty covered by insurance carried by Landlord hereunder and Landlord's mortgagee requires that such insurance proceeds be used to retire the mortgage debt, or (c) to an extent greater than twenty percent (20%) of the then full replacement cost thereof, then Landlord shall have the option to either (i) repair or reconstruct the same to substantially the same condition as immediately prior to such fire or other casualty, or (ii) terminate this Lease by so notifying Tenant within sixty (60) days after the date of such fire or other casualty, such termination to be effective as of the date of such notice. In the event Landlord shall elect to repair or reconstruct in accordance with subclause (i) of this Section, Landlord shall so notify Tenant in writing within sixty (60) days after the date of such casualty. In the event Landlord shall be obligated to repair or reconstruct or shall have elected to repair or reconstruct, then such repair or reconstruction shall be completed by Landlord within one hundred eighty (180) days after the casualty if the damage was not greater that thirty percent (30%) and two hundred forty (240) days after the casualty if the damage was greater than fifty percent (50%) (subject to Tenant Delays and delays caused by force majeure). In the event Landlord fails to complete any repair or reconstruction within the foregoing time periods, Tenant shall have the option to terminate this Lease by so notifying Landlord with such termination to be effective as of Tenant's notice. Furthermore, notwithstanding anything to the contrary contained herein, if the Premises or the Project should be so damaged by fire or other casualty such that the damage cannot, in Landlord's reasonable opinion, be repaired within two hundred forty (240) days after such casualty, then Landlord shall notify Tenant of same (the "Major Damage Notice" ) whereupon either Landlord or Tenant may terminate this Lease by delivering written notice to the other party within thirty (30) days after receipt of the Major Damage Notice.

         The Rent required to be paid hereunder shall be abated in proportion to the portions of the Premises, if any, which are rendered untenantable by fire or other casualty hereunder until repairs of the Premises are completed, or if the Premises are not repaired, until the termination date hereunder. Other than such Rent abatement, no damages, compensation or claim shall be payable by Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and reconstruction unless caused by the gross negligence or willful misconduct of Landlord.

         If the damage results from default or negligence of Tenant, its agents, employees, licensees or invitees, then Tenant shall not be entitled to any abatement or reduction of any Rent or other sums due hereunder. If this Lease is terminated as provided in (c)(ii) above, all Rent shall be apportioned and paid up to the termination date. Landlord shall not be required to repair or replace any furniture, furnishings or other personal property which Tenant may be entitled to remove from the Premises or any property constructed and installed by or for Tenant in the Premises.

         10.02. END OF TERM CASUALTY. Notwithstanding anything to the contrary in this Article 10, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or the Project when the damage resulting from any casualty covered under this Article 10 occurs during the last eighteen
(18) months of the Term or any extension thereof.


                                   ARTICLE 11

         11.01. CONDEMNATION. If all or substantially all of the Premises shall be taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease and the estate hereby granted shall terminate on the date the condemning authority takes possession. If only a part of the Premises is so taken, or if a portion of the Project not including the Premises is taken, this Lease and the estate hereby granted shall, at the election of Landlord, either
(i) terminate on the date the condemning authority takes possession by Landlord's giving notice thereof to Tenant within thirty (30) days after the date of such taking, or (ii) continue in full force and effect as to that part of the Premises not so taken and the Base Rent shall be reduced (from and after the date of such taking of possession) in the proportion that the number of square feet of the Premises so taken, if any, bears to the total number of square feet contained in the Premises.

         11.02. CONDEMNATION AWARD. Landlord shall be entitled to the whole of any and all awards which may be paid or made in connection with any such taking. As long as it does not diminish the amount of Landlord's award


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hereunder, Tenant shall have the right to assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant's moving and relocation expenses and depreciation to and loss of Tenant's movable personal property.


                                   ARTICLE 12

         12.01. ACCESS. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord or its authorized agents shall have the right to enter the Premises, subject to Tenant's security requirement, upon reasonable notice, to inspect the Premises, to show the Premises to prospective lenders, purchasers or tenants (if within the last six (6) months of the Term) and to fulfill Landlord's obligations or exercise its rights under this Lease. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby unless caused by the negligence or willful misconduct of Landlord. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock the doors to and within the Premises, excluding Tenant's vaults and safes. Landlord shall have the right to use any and all reasonable means which Landlord may deem proper to enter the Premises in an emergency without liability for such entry.




                                   ARTICLE 13

         13.01. SUBORDINATION. Provided that Tenant receives a non-disturbance agreement in a form reasonably acceptable to Tenant from the Underlying Party (hereinafter defined), this Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Project, all mortgages which may now or hereafter encumber or affect the Project and to all renewals, modifications, consolidations, replacements and extensions of any such leases and/or mortgages; provided, however, that at the option of any Underlying Party, this Lease shall be superior to the lease or mortgage of such Underlying Party. The provisions of this Section 13.01 shall be self-operative and shall require no further consent or agreement requested by any such landlord or mortgagee in connection with this Section 13.01, Tenant shall, however, execute promptly any appropriate certificate or instrument evidencing same that Landlord may request. As used in this Lease, the term "Underlying Party" shall mean the holder of the Landlord's interest under any ground or similar lease and/or the mortgagee or purchaser at foreclosure with respect to any mortgage. Tenant agrees that any Underlying Party may unilaterally subordinate its mortgage or lease to this Lease at any time by filing a notice of such subordination in the Official Public Records of Real Property of the County where the Building is located.

         13.02. ATTORNMENT. In the event of the termination of any ground or similar lease affecting the Project or the enforcement by the trustee or the beneficiary under any mortgage or deed of trust of remedies provided by law or by such mortgage or deed of trust, Tenant will, upon request of any person or party succeeding to the interest of Landlord as the result of such termination or enforcement, automatically become the Tenant of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by (a) any payment of Rent for more than one (1) month in advance. Upon request by any such successor in interest, Tenant shall execute and deliver within ten (10) days of receipt an instrument or instruments confirming the attornment provided for herein. The failure by Tenant to execute such instrument(s) shall be deemed an event of Default hereunder.

         13.03. QUIET ENJOYMENT. Tenant, upon paying the Rent and keeping and performing all of the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to all applicable laws and ordinances, applicable insurance requirements and regulations, and the provisions of this Lease.


                                   ARTICLE 14

         14.01. ASSIGNMENT. Tenant shall not assign or in any manner transfer this Lease or any estate or interest herein, or sublet the Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed or conditioned. If Tenant desires at any time to enter into an assignment of this Lease or a sublease of the Premises or any portion thereof, Tenant shall give written notice to Landlord of its desire to do so, which notice shall contain (i) the name of the proposed assignee or subtenant, (ii) the nature of the proposed assignee's or subtenant's business to be carried on in the Premises, (iii) the terms and provisions of the proposed assignment or sublease, and (iv) and such other information as Landlord may reasonably request concerning the proposed assignee or subtenant. Landlord shall give Tenant notice of either its consent or its denial of consent to the proposed assignment or sublease within ten (10) days. If Tenant is a corporation, partnership or other entity, and if at any time during the term of this Lease or any renewal or extension thereof, the person or persons who own a majority of either the outstanding voting interest or all outstanding ownership interests of Tenant at the time of execution of this Lease cease to own a majority of such interest (except as a result of transfers by devise or descent), the loss of a majority of such interest shall be deemed an assignment of this Lease by Tenant and therefore subject in all respects to the provisions of this Section 14.01. The previous sentence


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shall not apply, however, if Tenant is a corporation and at the time of the execution of this Lease the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over the counter market. Notwithstanding anything to the contrary contained herein, Tenant shall have the right without Landlord's consent: (a) to assign or convey this Lease or any interest hereunder, to one or more Permitted Assignees (as defined below); (b) to sublet the Premises, or any portion thereof, to one or more Permitted Assignees; and (c) to permit the use of the Premises, or any portion thereof, by one or more Permitted Assignees. As used herein, the term "Permitted Assignee" shall mean: (i) any entity of which Tenant is a subsidiary (on any level); (ii) any entity which is a subsidiary of Tenant (on any level); (iii) any entity with which Tenant is owned or commonly controlled; (iv) any entity with which Tenant is merged or consolidated; (v) any entity which is merged or consolidated with Tenant; (vi) any entity which acquires all or substantially all of Tenant's assets.


         In the event, however, that such written consent of Landlord is granted or is not required, if the rent due and payable by a sublessee under any such permitted sublease (or a combination of the rent payable under such sublease plus any bonus or other consideration therefor or incident thereto) exceeds the hereinabove provided Rent payable under this Lease or if with respect to a permitted assignment, permitted license or other transfer by Tenant permitted by Landlord, the consideration payable to Tenant by the assignee, licensee or other transferee exceeds the Rent payable under this Lease, then Tenant shall be bound and obligated to pay Landlord fifty percent (50%) of net profits of all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case might be. Tenant shall, despite any permitted assignment or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

         14.02. CONSENT. Consent by Landlord to a particular assignment or sublease shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned or if the Premises or any portion thereof are subleased without the permission of Landlord, then Landlord may nevertheless collect rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance by Tenant of its obligations hereunder.

         14.03. TRANSFER BY LANDLORD. In the event of the transfer and assignment by Landlord of its interest in this Lease and in the Project to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.




                                   ARTICLE 15

         15.01. DEFAULT BY TENANT. Each of the following shall constitute a "Default" by Tenant:

         (a) The failure of Tenant to pay the Base Rent, any other installment of Rent, or any part thereof when due and the continuance of such failure for ten (10) days after receipt of written notice from Landlord; provided, however, Landlord shall not be required to give such ten (10) day notice, and Tenant shall not be entitled to same, more than two (2) times during any calendar year, and any such subsequent failure during such calendar year shall be a Default upon the occurrence thereof without any notice whatsoever to Tenant; or

         (b) Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or non-performance shall continue for a period of thirty (30) days after written notice thereof has been given by Landlord to Tenant, provided that if such obligation cannot reasonably be performed within thirty (30) days, then Tenant shall have such time as is reasonably necessary to effect such performance if Tenant commences performance within such thirty (30) day period and diligently prosecutes the same; or

         (c) The entry of a decree or order by a court having jurisdiction adjudging Tenant or any guarantor to be bankrupt or insolvent or approving as properly filed a petition seeking reorganization of Tenant or such guarantor under the National Bankruptcy Act, or any other similar applicable Federal or State law, or a decree or order of a court having jurisdiction for the appointment of a receiver or liquidator or a trustee or assignee in bankruptcy or insolvency of Tenant or such guarantor or its property or for the winding up or liquidation of its affairs; or Tenant or any guarantor shall institute proceedings to be adjudicated a voluntary bankruptcy or shall consent to the filing of any bankruptcy, reorganization, receivership or other proceeding against Tenant or such guarantor, or any such proceedings shall be instituted against Tenant or any guarantor and the same shall not be vacated within thirty
(30) days after the same are commenced; or

         (d) Tenant shall make an assignment for the benefit of Tenant's creditors or admit in writing Tenant's inability to


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pay the debts of Tenant generally as they may become due; or

         (e) Tenant shall fail to vacate the Premises upon the expiration or termination of this Lease; or

         (f) If Tenant is a corporation or limited partnership, Tenant fails to maintain its right to do business in the State of Texas or fails to pay any applicable annual franchise taxes as and when same become finally due and payable; or

         (g) If Tenant is a corporation or partnership, Tenant dissolves or liquidates or otherwise fails to maintain its corporate or partnership structure, as applicable.

         15.02. RIGHTS UPON DEFAULT BY TENANT.

         (a) This Lease and the Term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever there shall occur any event of Default, as enumerated above, Landlord may, at Landlord's option, without any notice or demand whatsoever (any such notice and demand being expressly waived by Tenant) and without judicial process, except as specified herein or as required by law, in addition to any other remedy or right given hereunder or by law or equity do any one or more of the following:

         (1) Terminate this Lease by written notice to Tenant, in which event Tenant shall immediately surrender possession of the Premises to Landlord;

         (2) Terminate Tenant's right to possession of the Premises under this Lease without terminating the Lease itself, by written notice to Tenant, in which event Tenant shall immediately surrender possession of the Premises to Landlord;

         (3) Enter upon and take possession of the Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated this Lease;

         (4) Alter locks and other security devices at the Premises so that Tenant will not have access to the Premises with or without having terminated this Lease or Tenant's right to possession under the Lease (provided, that Landlord's rights under this Subsection 15.02(a)(4) may only be exercised in the case of a monetary default hereunder);

         (5) In the event of any Default described in subsection (b) of Section 15.01, Landlord shall have the right to enter upon the Premises by lawful means and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may reasonably incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action (excluding Landlord's negligence and willful misconduct).

         (b) It is hereby expressly stipulated by Landlord and Tenant that any of the above listed actions including, without limitation, termination of this Lease, termination of Tenant's right to possession, and re-entry by Landlord, will not affect the obligations of Tenant for the unexpired Term of this Lease, including the obligations to pay unaccrued monthly Rent and other charges provided in this Lease for the remaining portion of the Term of the Lease.

         (c) Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord. No authorized alteration of locks or other security devices and no permitted removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall be deemed unauthorized or constitute a conversion. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process (in each instance excluding Landlord's negligence willful misconduct).

         Tenant agrees that any re-entry by Landlord may be pursuant to a judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

         (d) In the event Landlord elects to terminate this Lease by reason of an event of Default, then notwithstanding such termination, the Tenant shall be liable for and shall pay to the Landlord, at the address specified in Section 1.01(a) above, the sum of all Rent accrued to the date of such termination, plus, as damages, the cost of recovering, reletting and remodeling the Premises, and an amount equal to the total of the Rent provided in this Lease for the remaining portion of the Term of the Lease (had such Term not been terminated by Landlord prior to the Expiration Date stated in Section 3.01), less the reasonable rental value of the Premises for such period, such amount to be discounted to present value at the rate of six percent (6%) per annum.

          In the event Landlord elects to terminate this Lease by reason of an event of Default, in lieu of exercising the right of Landlord under the preceding paragraph, Landlord may instead hold Tenant liable for all Rent accrued to the date of such termination, plus such Rent as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the Term measured from the date of such termination by Landlord until the Expiration Date stated in Section 3.01 (had Landlord not elected to terminate the Lease on account of such event of Default)


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diminished by any net sums thereafter received by Landlord through reletting the
Premises during said period (after deducting expenses incurred by Landlord as provided in Section 15.03 hereof). Actions to collect amounts due by Tenant as provided for in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of such period; and in no event shall Tenant be entitled to any excess of rent obtained by reletting over and above the Rent provided for in this Lease. If Landlord elects to exercise the remedy prescribed in this paragraph, this election shall in no way prejudice Landlord's right at any time hereafter to cancel said election in favor of the remedy prescribed in the preceding paragraph.

         (e) In the event that Landlord elects to repossess the Premises without terminating the Lease, then Tenant shall be liable for and shall pay to Landlord at the address specified in Section 1.01(a) above, all Rent accrued to the date of such repossession, plus Rent required to be paid by Tenant to Landlord during the remainder of the Term until the Expiration Date of the Term as stated in
Section 3.01, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period (after deducting expenses incurred by Landlord as provided in Section 15.03). Actions to collect amounts due by Tenant as provided in this paragraph may be brought from time to time by Landlord during the aforesaid period, on one or more occasions, without the necessity of Landlord's waiting until expiration of the Term and in no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the Rent provided for in this Lease.

         (f) Notwithstanding anything contained or implied herein to the contrary, Tenant has not waived, shall not be deemed to have waived, and shall be entitled to all of the rights and remedies of a tenant under Chapter 93 of the Texas Property Code. Landlord shall comply with all common law and statutory duties to mitigate Landlord's damages; provided, however, Landlord shall be entitled to lease other available space in the Building prior to re-letting the Premises, and in no event shall Landlord be obligated to re-let the Premises at a rental rate less than the rate then being charged for comparable space in the Building.

         15.03. EXPENSE OF REPOSSESSION. It is further agreed that, in addition to payments required pursuant to Section 15.02 above, Tenant shall compensate Landlord for all reasonable expenses incurred by Landlord in repossession (including among other expenses, the total amount of any increase in insurance premiums caused by the vacancy of the Premises), and all reasonable expenses incurred by Landlord in reletting (including among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees).

         15.04. CUMULATIVE REMEDIES; WAIVER OR RELEASE. Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative and not exclusive of each other. No action, omission or commission by Landlord, including specifically, the failure to exercise any right, remedy or recourse, shall be deemed a waiver or release of the same. A waiver or release shall exist and be effective only as set forth in a written document executed by Landlord, and then only to the extent recited therein. A waiver or release with reference to any one event shall not be construed as continuing as to, or as a bar to, or as a waiver or a release of, any right, remedy or recourse as to any other or subsequent event.

         15.05. ATTORNEYS' FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party in such action shall be entitled to recover from the non-prevailing party therein reasonable attorneys' fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.



         15.06. FINANCIAL STATEMENTS. Tenant warrants and represents that (i) all financial statements, operating statements or other financial data at any time given to Landlord by or on behalf of Tenant and any guarantor are, or will be, as of their respective dates, true and correct in all material respects and do not (or will not) omit any material liability, direct or contingent; and (ii) there have been no material changes between the respective dates thereof and the date of this Lease in any such financial statements, operating statements or other financial data given to Landlord prior to the date hereof by or on behalf of Tenant or any guarantor. A breach of any of the foregoing warranties or representations shall, at the election of Landlord, be deemed a Default hereunder.


         15.07. LANDLORD'S CONTRACTUAL SECURITY INTEREST. Intentionally Deleted.

         15.08. USE AND STORAGE OF PERSONAL PROPERTY. In the event that Landlord shall have taken possession of the Premises pursuant to the authority herein granted, then Landlord shall have the right to remove from the Premises in a commercially reasonable manner all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises within the county where the Building is located, including premises owned by Landlord or an affiliate of Landlord; and in such event, Tenant shall be liable to Landlord for costs reasonably incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage (excluding loss caused by Landlord's gross negligence or willful misconduct). Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the


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necessity on the part of Landlord to inquire into the authenticity of said instrument copy or Tenant's (or Tenant's predecessor's) signature thereon and without the necessity of Landlord's making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant (excluding loss caused by Landlord's gross negligence or willful misconduct). The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

         15.09. DEFAULT BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty (30) days after Tenant delivers written notice thereof to Landlord (to each of the addresses required by this Section) and each mortgagee who has a lien against any portion of the Property and whose name and address has been provided to Tenant, provided that if such failure cannot reasonably be cured within said thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within said thirty (30) day period and is thereafter diligently pursued until cured. Any notice of a failure to perform by Landlord shall be sent to Landlord at the addresses and to the attention of the parties set forth in Section 1.01(a). Any notice of a failure to perform by Landlord not sent to Landlord at all addresses and/or to the attention of all parties required under this Section and to each mortgagee who is entitled to notice or not sent in compliance with Section 17.05 below shall be of no force or effect. In the event of a default by Landlord, after all cure periods, Tenant shall be entitled to remedy such default and offset from Rent the reasonable out-of-pocket expenses actually incurred by Tenant in so doing.


                                   ARTICLE 16

         16.01. HAZARDOUS WASTE. Tenant hereby represents and warrants to Landlord the following:

         (a) No toxic or hazardous substances or wastes, pollutants or contaminants (including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls, petroleum products including gasoline, fuel oil, crude oil and various constituents of such products, radon, and any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC 9601-9657, as amended ("CERCLA") (collectively, "Environmental Pollutants") will be generated, treated, stored, released or disposed of, or otherwise placed, deposited in or located on the Premises or Project by Tenant or any of its agents, employees or contractors, and no activity shall be undertaken on the Premises or Project by Tenant or any of its agents, employees or contractors that would cause or contribute to (i) the Premises to become a generation, treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 USC 6901 et. seq., or any similar state law or local ordinance, (ii) a release or threatened release of toxic or hazardous wastes or substances, pollutants or contaminants, from the Premises or Project within the meaning of, or otherwise result in liability in connection with the Premises within the ambit of CERCLA, or any similar state law or local ordinance, or
(iii) the discharge of pollutants or effluents into any water source or system, the dredging or filling of any waters, or the discharge into the air of any emissions, that would require a permit under the Federal Water Pollution
Control Act, 33 USC 1251 et. seq., or the Clean Air Act, 42 USC 7401 et. seq.
or any similar state law or local ordinance. The foregoing does not preclude Tenant's operation of its art department on the Premises, but only so long as such activities comply with applicable environmental laws.


         (b) Tenant agrees to indemnify and hold Landlord harmless from and against and to reimburse Landlord with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Landlord at any time and from time to time by reason of or arising out of the breach of any representation or warranty contained in Section 16.01(a) above. Landlord shall have the right at Tenant's expense to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials.

         (c) All representations and warranties contained in this Article 16 shall survive the expiration or termination of this Lease.


         16.02. HAZARDOUS WASTE. Landlord hereby represents and warrants to Tenant the following:

         (a) No toxic or hazardous substances or wastes, pollutants or contaminants (including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls, petroleum products including gasoline, fuel oil, crude oil and various constituents of such products, radon, and any hazardous substance as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC 9601-9657, as amended ("CERCLA") (collectively, "Environmental Pollutants") will be generated, treated, stored, released or disposed of, or otherwise placed, deposited in or located on the Premises or Project by Landlord or any of its agents, employees or contractors, and no activity shall be undertaken on the Premises or Project by Landlord or any of its agents, employees or contractors that would cause or contribute to (i) the Premises to become a generation, treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises within the ambit of the Resource Conservation and



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                                       18

Recovery Act of 1976 ("RCRA"), 42 USC 6901 et. seq., or any similar state law or local ordinance, (ii) a release or threatened release of toxic or hazardous wastes or substances, pollutants or contaminants, from the Premises or Project within the meaning of, or otherwise result in liability in connection with the Premises within the ambit of CERCLA, or any similar state law or local ordinance, or (iii) the discharge of pollutants or effluents into any water source or system, the dredging or filling of any waters, or the discharge into the air of any emissions, that would require a permit under the Federal Water Pollution Control Act, 33 USC 1251 et. seq., or the Clean Air Act, 42 USC 7401 et. seq. or any similar state law or local ordinance.

         (b) Landlord agrees to indemnify and hold Tenant harmless from and against and to reimburse Landlord with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Tenant at any time and from time to time by reason of or arising out of the breach of any representation or warranty contained in Section 16.01(a) above. Landlord shall have the right at Tenant's expense to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials.

         (c) All representations and warranties contained in this Article 16 shall survive the expiration or termination of this Lease.

                                   ARTICLE 17

         17.01. SUBSTITUTE PREMISES. Intentionally Deleted.

         17.02. ESTOPPEL LETTERS. Tenant agrees, periodically, to execute and acknowledge, within ten (10) days after Landlord's request, a certificate stating whether this Lease is in full force and effect, whether any amendments or modifications exist, whether there are any defaults hereunder, and any such other related information as may be reasonably requested. Any such certificate may be relied upon by any ground lessor, prospective purchaser, secured party, mortgagee or any beneficiary under any mortgage, deed of trust on the Building or the Land or any part thereof or interest of Landlord therein to which such certificate is addressed.

         17.03. HOLDOVER. If Tenant shall remain in possession of the Premises after the expiration or earlier termination of this Lease, Tenant will be deemed to be a tenant at sufferance and shall be subject to immediate eviction and removal and shall pay for each month or partial month of holdover period as rent an amount equal to one hundred fifty percent (150%) of the prevailing then actual rental rate for the Premises on the date of such expiration or termination. The remaining in possession by Tenant or the acceptance by Landlord of the payment of said rent shall not be construed as an extension or renewal of this Lease unless extended by Landlord pursuant to the preceding sentence. The rental payable to Landlord under this Section shall not be deemed to be in lieu of any damages or other remedy to which Landlord may be entitled by virtue of Tenant's holding over. In no event shall Tenant ever be liable to Landlord for consequential or punitive damages as a result of Tenant's holdover.

         17.04. SURRENDER. Upon the expiration or earlier termination of the Lease or upon the exercise by Landlord of its right to re-enter the Premises without termination of this Lease, Tenant shall peacefully quit and surrender the Premises in good order and condition, excepting ordinary wear and tear, but subject to Sections 8.01 and 8.02 hereof.

         17.05. NOTICE. Any notice or communication required or permitted in this Lease shall be given in writing, sent by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States registered or certified mail, return receipt requested or (iv) prepaid telegram (provided that such telegram is confirmed by expedited delivery service or by mail in the manner previously described), addressed as provided in Section1.01(a) or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Notice also may be given by telex or fax, provided each such transmission is confirmed (and such confirmation is supported by documented evidence) as received and further provided a telex or fax number, as the case may be, is set forth in Section 1.01(a). Any such notice or communication shall be deemed to have been delivered, whether actually received or not, when deposited in the US Mail, postage paid, certified or return receipt requested at the address and in the manner provided herein, or any such notice or communication shall have been deemed to have been given as of the date so delivered and actually received at the address and in the manner provided herein in the case of personal delivery, telegram, telex or fax.

         17.06. RULES AND REGULATIONS. Tenant, as well as any assignee or sublessee approved by Landlord, will comply with the Rules and Regulations of the Project adopted by Landlord, which are set forth in Exhibit "C" attached hereto and made a part hereof for all purposes. Landlord shall have the right to change such Rules and Regulations or to amend them in any reasonable manner for the safety, care and cleanliness of the Project, and the Premises, and for preservation of good order therein, all of which changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter binding upon, carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents and invitees of Tenant. Such Rules and Regulations shall be consistently applied against all tenants.

         17.07. LANDLORD'S LIABILITY. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Property as the same may then be encumbered and Landlord shall not be liable for any deficiency, it being agreed that Landlord shall never be personally liable for any such judgment. If Landlord is found to be in default hereunder by reason of its failure to give a consent that it is required


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

to give hereunder, Tenant's sole remedy will be an action for specific performance or injunction. The foregoing sentence shall in no event be construed as mandatorily requiring Landlord to give consents under this Lease. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Property as hereinbefore expressly provided.


         17.08. WAIVER OF CONSUMER RIGHTS. Tenant hereby waives its rights under the Texas Deceptive Trade Practices - Consumer Protection Act, Section 17.41 et. seq. of the Texas Business and Commerce Code, a law that gives consumers special rights and protections. After consultation with an attorney/legal counsel of its own selection, Tenant voluntarily consents to this waiver. Tenant covenants and warrants that such attorney/legal counsel was not directly or indirectly identified, suggested or selected by Landlord or agent of Landlord.

         17.09. AMERICANS WITH DISABILITIES ACT AND TEXAS ARCHITECTURAL BARRIERS ACT.


         (a) As used herein, "Disability Acts" shall mean the Americans with Disabilities Act (Public Law (July 26, 1990)) and the Texas Architectural Barriers Act (Article 9102, Tex. Rev. Civ. St. (1991)) and any other similar federal, state or local laws applicable to the Building and the Premises, respectively (herein, collectively, the "Disability Acts").

         (b) Tenant agrees to cause the Premises to comply with all requirements of the Disability Acts. Tenant agrees to indemnify and hold Landlord harmless from any and all expenses, liabilities, costs or damages suffered by Landlord as a result of additional obligations which may be imposed on the Building or the Property under any of the Disability Acts by virtue of Tenant's operations and/or occupancy. Tenant acknowledges that it will be wholly responsible for any accommodations or alterations which need to be made to the Premises to accommodate disabled employees, customers and invitees of Tenant. No provision in this Lease should be construed in any manner as permitting, consenting to or authorizing Tenant to violate requirements under any of the Disability Acts and any provision of the Lease which could arguably be construed as authorizing a violation of any of the Disability Acts shall be interpreted in a manner which permits compliance with such Disability Acts and is hereby amended to permit such compliance.

         (c) Landlord agrees to cause the restrooms, parking lots, parking garage, lobbies and other public or common areas of the Project to comply with all requirements of the Disability Acts. Landlord agrees to indemnify and hold Tenant harmless from any and all expenses, liabilities, costs or damages suffered by Tenant as a result of Landlord's failure to so perform under this
Section 17.09.

         17.10. INABILITY TO PERFORM. If, by reason of inability reasonably to obtain and utilize labor, materials, equipment, or supplies, or by reason of circumstances directly or indirectly the result of any state of war or national or local emergency, or by reason of any laws, rules, orders, regulations, action, non-action, or requirements of any governmental authority now or hereafter in force, or by reason of strikes or riots, or by reason of accidents in, damage to, or the making of repairs, replacements, or improvements to the Project or the Premises, or any of the equipment of either, or by the reason of any other cause beyond the reasonable control of Landlord ("force majeure"), Landlord shall be unable to perform or shall be delayed in the performance of any obligation hereunder, then this Lease and the obligation of Tenant to pay the Base Rent or additional items of Rent and to perform and comply with all of the other covenants and agreements hereunder shall in no manner be affected or impaired, and such nonperformance or delay in performance by Landlord shall not give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise. Landlord shall exercise due diligence in undertaking to remedy such inability to perform or delay in performance with all reasonable dispatch, but shall not be required to adjust a labor dispute against its will.

         17.11. TENANT AUTHORIZATION. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant is a duly organized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant is a general partnership, limited partnership, trust, or other legal entity, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute this Lease on behalf of such entity and in accordance with such entity's governing instruments, and that this Lease is binding upon such entity. Upon the Landlord's request, Tenant shall furnish Landlord with proper proof of due authorization for Tenant's execution of this Lease as Landlord shall require.

         17.12. BROKER. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in of Section 1.01 (n) and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising from Tenant's actions. Landlord has agreed to pay the fees of the broker (but only the broker) named in Section 1.01(n) to the extent that Landlord has agreed to do so pursuant to a written agreement with such broker.

         17.13. MEMORANDUM OF LEASE. Without the prior written consent of Landlord (which may be granted or withheld in Landlord's sole discretion), Tenant shall not record this Lease or a memorandum or other instrument with respect to this Lease.


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         17.14. PARKING. "Exhibit "F" attached hereto, sets forth the agreements between Landlord and Tenant relating to the parking garage. The parking areas for the garage and for surface parking shall be designated for automobile parking on a first come, first serve non-exclusive basis for all Property tenants (including Tenant) and their respective employees, customers, invitees and visitors. Parking and delivery areas for all vehicles shall be in accordance with parking regulations established from time to time by Landlord, with which Tenant agrees to conform. Tenant shall only permit parking of automobiles by its employees, customers and agents in appropriate designated parking areas. Tenant covenants that at all times during the term of this Lease Tenant shall not use in excess of four (4) garage and surface parking spaces for each one thousand (1,000) square feet in the Premises for Tenant's employees, visitors and invitees.

         17.15. OTHER TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant on the Premises. If such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of the Project is increased by the inclusion of personal property, furniture or fixtures, placed by Tenant on the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord within thirty (30) days of demand, that part of such taxes for which Tenant is primarily liable hereunder. Tenant shall be liable for any and all sales, use or other taxes levied in connection with the Premises and Tenant's parking.

         17.16. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of the obligations hereunder imposed upon Tenant, there shall be a joint and several obligation of Tenant and such guarantor, and Landlord shall not be required to first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever.

         17.17. ACCEPTANCE BY LANDLORD. The acceptance by Landlord as evidenced by the execution of this Lease by its duly authorized representative is subject to the condition precedent of obtaining written approval of the terms and provisions of this Lease by any financial institution possessing the right to approve the form and content of each lease at the Building. In the event Landlord is unable to obtain the required written approval from any financial institution, this Lease shall become null and void ab initio and shall have no further legal force and effect.

         17.18. TIME OF ESSENCE. Time is of the essence of this Lease and all of its provisions in which performance is a factor.

         17.19. ENTIRE AGREEMENT. This Lease, including the Exhibits attached hereto (which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof.

         17.20. AMENDMENT. Any agreement hereafter made between Landlord and Tenant shall be ineffective to modify, release or otherwise affect this Lease, in whole or in part, unless such agreement is in writing and signed by the party to be bound thereby.

         17.21. SEVERABILITY. If any term or provision of this Lease shall, to any extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall not be affected thereby.


         17.22. SUCCESSORS. Subject to the limitations and conditions set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and assigns of the parties hereto. All rights, powers, privileges, immunities, and duties of Landlord under this Lease, including, but not limited to, any notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

         17.23. CAPTIONS. The captions in this Lease are inserted only as a matter of convenience and for reference only and they in no way define, limit, or describe the scope of this Lease or the intent of any provisions hereof.

         17.24. NUMBER AND GENDER. All genders used in this Lease shall include the other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

         17.25. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Texas.

         17.26. RIGHTS RESERVED TO LANDLORD. Landlord, in addition to all other rights which it may possess, hereby expressly reserves the following rights exercisable from time to time, subject to the other provisions of this Lease;

         (a) To change the name of the Building.

         (b) To install and maintain signs on the exterior and interior of the Building, except in the Premises.

         (c) To prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by Tenant, except on floors where Tenant is the only tenant.

         (d) To retain at all times, and to use in appropriate instances, pass keys to the leased Premises occupied by Tenant.


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         (e) To grant to anyone the right to conduct any lawful, reputable business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 1.01(e) hereof.

         (f) To exhibit the leased Premises during the last 12 months of the Term at reasonable hours, and upon reasonable notice to Tenant, and to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Leased Premises.

         (g) To have access for Landlord to any mail chutes according to the rules of the United States Postal Service.

         (h) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to watchmen (by registration or otherwise), and to establish their right to enter or leave in accordance with the provisions of the applicable Building Rules and Regulations. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement, hazardous condition or other commotion, or the threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to fully cooperate in any reasonable safety program developed by Landlord.

         (i) To control and prevent access to common areas and other non-general public areas pursuant to the provisions of the applicable Building Rules and Regulations.

         (j) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be unreasonably interfered with or disrupted unreasonably, Landlord reserves the right to relocate, enlarge, reduce or change lobbies, exits or entrances in or to the Building and to decorate and to make, at Landlord's own expense (except to the extent same constitutes Operating Expenses), repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and in that connection Landlord may temporarily close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without the same constituting an eviction of Tenant in whole or in part and without abatement of Rent by reason of loss or interruption of the business of Tenant or otherwise and without relieving Tenant from the performance of any of Tenant's obligations under this Lease. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours and if Tenant desires to have such work done during other than business hours and Landlord consents to such change, Tenant shall pay all REASONABLE overtime and additional expenses resulting therefrom.


         (k) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, and similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

         17.27 VISIBLE AREAS CLAUSE. Tenant agrees to keep any visible portion of the Premises (the "Visible Area") in a neat, clean and attractive condition at all times. Tenant shall cause the walls in the Visible Area to be painted or covered with wall coverings, and the interior of the Visible Area shall be tastefully furnished, as determined by Landlord in its sole and absolute discretion.

         17.28 NO PRESUMPTION AGAINST DRAFTER. Landlord and Tenant understand, agree and acknowledge that: (i) this Lease has been freely negotiated by both parties; and (ii) that in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

         17.29 EXAMINATION OF LEASE. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease or otherwise only upon execution by and delivery to both Landlord and Tenant.

         17.30 DEFINED TERMS AND MARGINAL HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

         17.31 NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on the Project or lands adjacent to the Project shall in no way affect this Lease or impose any liability on Landlord (even if Landlord is the adjacent land owner).

         17.32 SURVIVAL OF INDEMNITIES. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of this Lease.


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

IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

         LANDLORD: 520 Partners, Ltd.,                 TENANT: Home Interiors & Gifts, Inc.
                   a Texas Limited Partnership
         By: SF Realty, Inc.
         Its: General Partner



By:    /s/ JIM KIRCHHOFF                      By:    /s/ DONALD J. CARTER, JR.
--------------------------                    --------------------------------
Name:  Jim Kirchhoff                          Name:  Donald J. Carter, Jr.
--------------------------                    --------------------------------
Title: Director of Leasing                    Title: Chief Executive Officer
--------------------------                    --------------------------------



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

                                   EXHIBIT "A"

                                   FLOOR PLAN
                                  (PAGE 1 OF 3)



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                                    EXHIBIT A

                                   FLOOR PLAN
                                  (PAGE 2 OF 3)



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

                                    EXHIBIT A

                                   FLOOR PLAN
                                  (PAGE 3OF 3)



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                                   EXHIBIT "B"

                                LEGAL DESCRIPTION


               Lot 1-R, Block A Granite Tower at The Centre, City
              of Farmers Branch, County of Dallas, State of Texas.



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                                   EXHIBIT "C"

                              RULES AND REGULATIONS

         1. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators of the Project shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licenses of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the prior written consent of Landlord.

         2. No freight, furniture or bulky matter of any description will be received into the Project or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls, or similar equipment used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

         3. Landlord shall have the right to prescribe the weight, position and manner of installation of safes or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Project by reason of a safe or any other article of Tenant's office equipment being on the Premises shall be repaired at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior approval by Landlord.

         4. Only persons authorized by Landlord will be permitted to furnish newspapers, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord.

         5. Tenant, or the employees, agents, servants, visitors or licensees of Tenant, shall not at any time leave, place or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors, stairways or passageways of the Project.

         6. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability for offices and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

         7. Tenant shall not place, or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises, Building or Project except in and at such places as may be designated by Landlord and consented to by Landlord in writing. Any such sign, placard, advertisement, picture, notice or lettering so placed may be removed by Landlord without notice to and at the expense of Tenant. All lettering and graphics on corridor doors shall conform to the Building Standard prescribed by Landlord. No trademark shall be displayed in any event.

         8. Canvassing, soliciting or peddling in the Building and/or Project is prohibited, and Tenant shall cooperate to prevent same.

         9. Landlord shall have the right to exclude any person from the Project other than during customary business hours as set forth in the Lease, and any person in the Project will be subject to identification by employees and agents of Landlord. All persons in or entering the Project shall be required to comply with the security policies of the Project. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Project of any person. In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Project during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Project and property or persons therein.


         10. Tenant shall not do any cooking (other than warming in a microwave oven) or conduct any restaurant or cafeteria for the sale or service of food or beverages to its employees or to others. Tenant may, however, operate a coffee bar and vending machines for drinks and snacks by and for its employees.


         12. Tenant shall not bring or permit to be brought or kept in or on the Premises or Project any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Project. The foregoing does not preclude Tenant's operation of its art department on the Premises, but only so long as such activities comply with applicable environmental laws.


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         13. No additional locks or bolts of any kind shall be placed on any door in the Project or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease, and Tenant shall give to Landlord explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use. Landlord agrees to furnish to Tenant, at Landlord's expense, two (2) CardKeys for access to the Building during such times as the Building is not open to the public. Upon written request from Tenant, or other parties authorized by Tenant, Landlord will furnish additional CardKeys to Tenant at Tenant's expense. Should any CardKeys be lost or stolen, Tenant will immediately notify Landlord and Landlord will issue replacement CardKeys with a different computer code number. Such replacement CardKeys will be at Tenant's expense.

         14. Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Project or of defects therein or in any fixtures or equipment, or of any known emergency in the Project.

         15. Tenant shall not use the Premises or permit the Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others without Landlord's prior permission.

         16. Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

         17. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

         18. The requirements of Tenant will be attended to only upon application of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

         19. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Project or to the Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Project shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

         20. No awning, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be installed by Tenant.

         21. Tenant shall not place, install or operate within the Premises or any other part of the Project any engine, stove, or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

         22. No portion of the Premises or any part of the Project shall at any time be used or occupied as sleeping or lodging quarters.

         23. Tenant shall at all times keep the Premises neat and orderly.

         24. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who or whose employees or invitees shall have caused it.

         25. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Project.

         26. Normal business hours shall be deemed to be 7:00 a.m. through 7:00 p.m. on weekdays and 8:00 a.m. through 1:00 p.m. on Saturdays, exclusive of holidays. Holidays shall, for purposes of this Lease, be deemed to be New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Day after Thanksgiving, Christmas Day and any other holidays commonly observed by landlords of comparable buildings in the market area of the Project.

         27. Landlord reserves the right, without the approval of Tenant, to rescind, add to and amend any rules or regulations, to add new rules and regulations, and to waive any rules or regulations with respect to any tenant or tenants, provided, that these Rules are uniformly applied against all tenants.


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         28. Tenant shall use no other method of heating or cooling than that supplied by Landlord.

         29. Tenant shall comply with all local and federal codes and ordinances.

         30. Tenant and its agents, employees and invitees shall observe and comply with the driving and parking signs and markers on the Project grounds and surrounding areas.

         31. No animals or birds shall be brought to or kept in or about the Project.



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                                   EXHIBIT "D"

                                   WORK LETTER


1. Plans.

1.1 Space Plan. On or before September 6, 1999, Tenant's designated space planner, at Tenant's expense, shall prepare and deliver to Landlord a space plan for the Premises showing, regardless of the quantities of such items, the location of all partitions and doors and the lay-out of the Premises (hereinafter referred to as "Space Plan"), Landlord will reasonably approve or disapprove in writing the space plan within three (3) business days after receipt from Tenant and if disapproved, Landlord shall provide Tenant and Tenant's space planner with specific reasons for disapproval. The extent to which Landlord shall be able to disprove items in the space plan shall be limited to elements affecting load-bearing or corridor walls, Building systems (mechanical and electrical), items visible from the exterior of the Building, and items visible from common or public areas within the Building. If Landlord fails to approve or disapprove the space plan on or before the end of such three
(3) business day period, Landlord shall be deemed to have approved the last submitted space plan.

1.2 Compliance With Disability Acts. Tenant shall promptly provide Landlord and Tenant's space planner and/or architect, as applicable, with all information needed to cause the construction of Tenant's Improvements to be completed such that Tenant, the Premises and Tenant's Improvements (as constructed) will be in compliance with The Disability Acts. Tenant shall indemnify and hold harmless Landlord from and against any and all claims, liabilities and expenses (including, without limitation reasonable attorneys' fees and expenses) incurred by or asserted against Landlord by reason of or in connection with any violation of the Disability Acts by Tenant and/or Tenant's Improvements or the Premises not being in compliance with The Disability Acts. The foregoing indemnity shall not include any claims, liabilities or expenses (including reasonable attorneys' fees and expenses) arising out of the negligence of Landlord or Landlord's employees, agents or contractors.

1.3 Construction Plans. Upon Landlord's approval of the Space Plan, Tenant's space planner and engineer, at Tenant's expense, will prepare construction plans (such construction plans, when approved, and all changes and amendments thereto agreed to by Landlord and Tenant in writing, are herein called the "Construction Plans") for all of Tenant's improvements requested pursuant to the Space Plan (all improvements required by the Construction Plans are herein called "Tenant's Improvements"), including complete detail and finish drawings for partitions, doors, reflected ceiling, telephone outlets, electrical switches and outlets and Building standard heating, ventilation and air conditioning equipment and controls. Tenant shall separately contract with BL&P Engineering or another third party reasonably approved by Landlord, for all mechanical, electrical and plumbing drawings and design to be incorporated in such construction plans. Within three (3) business days after construction plans are delivered to Landlord, Landlord shall approve (which approval shall not be unreasonably withheld so long as the plans do not interfere with the Building's systems to provide service to any other Tenant in the Building and the materials utilized in connection with Tenant's Improvements shall be compatible with the design, architectural integrity and character of the Building) or disapprove same in writing and if disapproved, Landlord shall provide Tenant and Tenant's space planner and engineer specific reasons for disapproval. The extent to which Landlord shall be able to disprove items in the Construction Plan shall be limited to elements affecting load-bearing or corridor walls, Building systems (mechanical and electrical), items visible from the exterior of the Building and items visible from common or public areas with the BUILDING. The foregoing process shall continue until the construction plans are approved by Landlord; provided that if Landlord fails to respond in any three (3) business day period, Landlord shall be deemed to have approved the last submitted construction plans.

1.4 Changes to Approved Plans. If any redrawing or re-drafting of either the Space Plan or the Construction Plans is necessitated by Tenant's requested changes (all of which shall be subject to Landlord's reasonable approval), the expense of any such re-drawing or re-drafting required in connection therewith and the expense of any work and improvements necessitated by such re-drawing or re-drafting will be at Tenant's expense.

1.5 Coordination of Planners and Designers. If Tenant shall arrange for interior design services, whether with Tenant's space planner or any other planner or designer, it shall be Tenant's responsibility to cause necessary coordination of its agents' efforts with Landlord's agents to ensure that no delays are caused by Tenant or its agents or contractors to either the planning or construction of the Tenant's Improvements.

2. Construction and Costs of Tenant's Improvements


2.1 Construction Obligation and Finish Allowance. The condition of the Premises prior to construction of Tenant Improvements shall be in "Shell Condition", free from any debris and in a broom clean condition. Shell Condition for the purposes hereof consists of the structural parts of the Building, the roof thereof, concrete floors, the exterior walls including exterior glass, the exterior parking lot and garage with no Tenant Improvements installed, however, Landlord shall, at Landlord's expense, furnish and install the improvements shown on Exhibit "D-1". Pursuant to a separate agreement, Tenant shall retain The Staubach Company (hereinafter "TSC" ) as Tenant's interior construction manager ("Construction Manager") to represent Tenant with respect to all aspects of Tenant's Improvements. Tenant shall cause TSC to cooperate fully with Landlord's Construction Manager (hereinafter "LCM") in the expeditious review and approval of all Space Plans and Construction Plans and in all phases of the construction process. TSC shall review and monitor on behalf of TENANT the construction of the Tenant Improvements described in the Construction Plans in a good and


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workmanlike manner. Tenant shall have the option in its sole discretion to utilize Landlord's building standard doors, frames and hardware at Landlord's actual cost. LCM shall manage the construction of the work in a good and workmanlike manner and in connection therewith, shall perform certain services, including, without limitation: (a) budgeting; (b) scheduling; (c) preparation of bid invitation and summary of bids; (d) preparation of construction contract;
(e) management of construction process to meet Tenant objectives; (f) review and process of contractor and subcontractor payment applications; (g) process change orders; (h) attend weekly construction meetings; (i) deliver as-built documents to Tenant. Upon approval by Landlord and Tenant of all of the completed Construction Plans, the LCM and TSC will submit the completed Construction Plans for pricing to the contractor (or contractors selected by Tenant subject to Landlord's approval, which shall not be unreasonably withheld) ["Bidding Contractor(s)]. Upon receipt of the bids from the Bidding Contractor(s), Tenant shall resolve changes to the Construction Plans necessary to obtain a building permit, achieve cost savings or otherwise coordinate with the Bidding Contractor selected by Tenant as the "Tenant Contractor" as evidenced by an AIA contract between Landlord and Tenant Contractor (and such changes shall be subject to Landlord's review and approval, which approval shall not be unreasonably withheld and shall be deemed given if not objected to within two (2) business days of receipt of the request). The construction contract shall be between the Tenant Contractor and Landlord and the costs of Tenant Improvements thereunder shall not include costs for bonds, utility costs during construction, repairs required for code performance of existing conditions, repair/corrections to existing conditions to meet industry standards or work to common areas. Landlord shall provide Tenant with an allowance of $2,001,753.00, or $27.00 per rentable square foot (the "Finish Allowance"). which Finish Allowance shall be expended for Tenant's Improvements, including both hard costs (construction costs) and soft costs (design fees), along with moving expenses, telecom and cabling costs and other expenses related to the construction of Tenant's Improvements, including, without limitation, the costs of installing signage, supplemental HVAC systems, satellite/antenna equipment and security systems. The Finish Allowance shall be disbursed by Landlord, from time to time, for payment of the contract sum required to be paid to the Tenant Contractor engaged to construct Tenant's Improvements (the "Contract Sum") and the fees of the preparer of the Construction Plans, and any other provider assisting in the design, construction and relocation process (the foregoing costs are collectively referred to as the "Permitted Costs"), upon delivery to Landlord of appropriate invoices, lien waivers and similar documents. There shall be no construction management fee paid by Tenant to Landlord's Construction Manager. Any unused Finish Allowance will be paid or credited to Tenant in cash within thirty (30) days following Substantial Completion at Tenant's election.

2.2 Excess Costs. If the sum of the Contract Sum exceeds the Finish Allowance, then Tenant shall promptly pay Landlord all such excess costs ('Excess Costs") within ten (10) business days after notification that such amount is due the contractor(s). Tenant shall be responsible for direct payment of any designer and vendors costs which are in excess of the Finish Allowance. Failure by Tenant to timely tender to Landlord the full payment shall permit Landlord to stop all work until the payment is received. All sums due Landlord under this Section 2.2 shall be considered Rent under the terms of this Lease and nonpayment shall constitute a default under the Lease and entitle Landlord to any and all remedies specified in this Lease. In the event the Finish Allowance exceeds the Permitted Costs, Tenant shall receive 100% of the excess thirty (30) days following commencement of the Lease. It is understood that Tenant will not be required to pay any Excess Cost until all of the Finish Allowance is exhausted, in that Tenant is not making payments pro rata with Landlord.

         Notwithstanding anything to the contrary contained herein, Tenant may, at Tenant's option, elect to reduce such Excess Costs by requesting that Landlord pay up to five dollars ($5.00) per rentable square foot of the Premises (the "Excess Allowance") and reimburse Landlord for such Excess Allowance in equal monthly amounts amortized over the Term of this Lease at an interest rate of ten percent (10%) per annum. In such event, Tenant shall provide Landlord with written notice of Tenant's election at least thirty (30) days prior to exhaustion of the Finish Allowance and provided further, Landlord and Tenant shall, within ten (10) days after Tenant's election as aforesaid enter into a separate agreement which agreement shall so state the amount so amortized, payment dates and amounts due thereunder.


2.3 Liens Arising from Excess Costs. Tenant agrees to keep the Premises free from any liens arising out of nonpayment of Excess Costs. In the event that any such lien is filed and Tenant, within thirty (30) days following such filing fails to cause same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it in its sole discretion deems proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord in connection therewith shall constitute Rent under the Lease and a demand obligation of Tenant to Landlord and such obligation shall bear interest at the rate of eighteen percent (18%) per annum from the date of payment by Landlord until the date paid by Tenant.


2.4. Delays. Delays in the completion of construction of Tenant's Improvements attributable to actual delays caused by (a) the failure of Tenant or TSC to promptly furnish information, input or other matters during the construction of Tenant's Improvements; (b) changes by Tenant to the Approved Plans referenced in paragraph 1.4; (c) materials selected by Tenant who's delivery and installation exceed Project schedule; (d) errors and omissions of Tenant's architects; or (e) the failure of the Construction Plans to be completed and approved in writing by Landlord and Tenant on or before September 20, 1999, shall constitute "Tenant Delays" (herein so called). All other delays, except for delays resulting from force majeure, shall be considered Landlord Delays. In the event that Tenant's Improvements are not Substantially Complete by the Commencement Date as set forth in Article 1.01(g), then the Commencement Date shall be amended to be the Adjusted Substantial Completion Date (hereinafter defined) and the Expiration Date as set forth in Article 1.01(h) shall be adjusted forward by the same number of days as is the Commencement Date, so that the term of the Lease will be the term set forth in Article 1.01(f). The Adjusted Substantial Completion Date shall be the date


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Tenant's Improvements are Substantially Complete, adjusted backward, however, by one day for each day of Tenant Delays, if any.


2.5. Substantial Completion and Punch List. The terms "Substantial Completion" and "Substantially Complete," as applicable, shall mean when Tenant's Improvements are sufficiently completed in accordance with the Construction Plans so that Tenant can reasonably use the Premises for the Permitted Use as set forth in Article 6 and shall include (a) receipt of all government and regulatory approvals necessary to legally occupy and use the Premises and (b) all work substantially conforms with the Construction Plans, except for minor "punchlist items". When Landlord considers Tenant's Improvements to be Substantially Complete, Landlord will notify Tenant and within two (2) business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items as are necessary for final completion of Tenant's Improvements. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punch list items. Landlord will diligently use commercially reasonable efforts to cause the contractor to complete all punch list items within thirty (30) days after agreement thereof.

2.6 Tenant's Contractors. If Tenant should desire to enter the Premises or authorize its agent to do so prior to the Commencement Date of the Lease, to perform approved work not requested of the Landlord, Landlord shall permit such entry upon, and subject to, the following terms and conditions:

         (a) Tenant, its contractors, workmen, mechanics, engineers, space planners or such others as may enter the Premises (collectively, "Tenant's Contractors"), shall work in harmony with and do not in any way disturb or interfere with Landlord's space planners, architects, engineers, contractors, workmen, mechanics or other agents or independent contractors in the performance of their work (collectively, "Landlord's Contractors"), it being understood and agreed that if entry of Tenant or Tenant's Contractors would cause, has caused or is causing a material disturbance to Landlord or Landlord's Contractors, then Landlord may, with notice, refuse admittance to Tenant or Tenant's Contractors causing such disturbance; and

         (b) Tenant, Tenant's Contractors and other agents shall provide Landlord sufficient evidence that each is covered under such Worker's Compensation, public liability and property damage insurance as Landlord may reasonably request for its protection.

Landlord shall not be liable for any injury, loss or damage to any of Tenant's installations or decorations made prior to the Commencement Date and not installed by Landlord (excluding Landlord's gross negligence and/or willful misconduct). Tenant shall indemnify and hold harmless Landlord and Landlord's Contractors from and against any and all costs, expenses, claims, liabilities and causes of action arising out of or in connection with work performed in the Premises by or on behalf of Tenant (but excluding work performed by Landlord or Landlord's Contractors or Landlord's or its Contractor's negligence or willful misconduct). Landlord is not responsible for the function and maintenance of Tenant's Improvements which are different than Landlord's standard improvements at the Property or improvements, equipment, cabinets or fixtures not installed by Landlord. Such entry by Tenant and Tenant's Contractors pursuant to this
Section 5 shall be deemed to be under all of the terms, covenants, provisions and conditions of the Lease except the covenant to pay Rent. Landlord shall indemnify and hold harmless Tenant and Tenant's contractors from and against any and all costs, expenses, claims, liabilities and causes of action arising out of or in connection with work performed in the Premises by or on behalf of Landlord (but excluding work performed by Tenant or Tenant's contractors or Tenant's or its contractor's negligence or willful misconduct).




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                                   EXHIBIT D-1

                           BUILDING SHELL IMPROVEMENTS



Landlord shall, at Landlord's expense, furnish and install the following building standard improvements in accordance with all applicable governmental laws and regulations as follows:

1.       Building standard ceiling grid (2 x 4).

2. Building standard parabolic light fixtures (up to one fixture per 80 usable square feet).

3.       Building standard ceiling tile.

4.       Building standard horizontal mini blinds on all perimeter windows.

5. Building standard sprinkler system and heads. Tenant to pay for height adjustment and relocation/additions if required by code.

6. Building standard air conditioning main ducts up to and including variable air volume (VAV) and fan-powered mixing boxes. Tenant to pay for all ducts and devices downstream from main boxes (i.e. flexible ducts, diffusers, return-air grills, etc.).

7.       Building standard restrooms.


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                                   EXHIBIT "E"

                                     FORM OF

                        ACCEPTANCE OF PREMISES MEMORANDUM



This Acceptance of Premises Memorandum is being executed pursuant to that certain Lease Agreement (the "Lease') dated the ________________ day of _______________, 1999 between 520 Partners, Ltd. ("Landlord") and Home Interiors & Gifts, Inc. ("Tenant"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain space in the office building located at 4055 Valley View Lane in Dallas, Texas (the "Building"). Landlord and Tenant hereby agree that:

1. Except for the Punch List Items (herein so called, as shown on the attached Punch List), Landlord has fully completed the Tenant Improvements and all other construction work required under the terms of the Lease and the Work Letter attached thereto.

2. The Premises are tenantable, Landlord has no further obligation for construction (except with respect to Punch List Items) and Tenant acknowledges that the Building, the Premises and Tenant's Improvements are satisfactory in all respects (latent defects excepted), except for the Punch List Items and are suitable for the Permitted Use.

3. The Commencement Date of the Lease is the _________________ day of _________________, 1999. If the date set forth in Section 1.01(g)of the Lease is different than the date set forth in the preceding sentence, then Section 1.01(g) of the Lease is hereby amended to be the Commencement Date set forth in the preceding sentence.

4. The Expiration Date of the Lease is the __________________ day of __________________ 20__. If the date set forth in Section 1.01(h) of the Lease is different than the date set forth in the preceding sentence, then Section 1.01(h) of the Lease is hereby amended to be the Expiration Date set forth in the preceding sentence.

5. Tenant acknowledges receipt of the current Rules and Regulations for the Building.

6. Tenant represents to Landlord that Tenant has obtained a Certificate of Occupancy covering the Premises.

7. All capitalized terms not defined herein shall have the meaning assigned to them in the Lease.

Agreed and Executed this ______________ day of _________________________, 1999.


                           LANDLORD

                           520 Partners, Ltd.

                           By:      Granite Properties, Inc.
                           Its:     General Partner


                           By:
                                    ---------------------------------
                           Name:    James Kirchhoff
                           Title:   Director of Leasing


                           TENANT

                           Home Interiors & Gifts, Inc.


                           By:
                                    ---------------------------------
                           Name:           Donald J. Carter, Jr.
                                    ---------------------------------
                           Title:         Chief Executive Officer
                                    ---------------------------------




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                                   EXHIBIT "F"

                                 PARKING GARAGE

         1. Tenant shall pay Landlord the parking charges in such amount as set forth in Section 1.01(d) of this Lease (hereinafter the "Parking Rent"). The Parking Rent shall be payable in accordance with the policies established by Landlord (or its agent) from time to time for payment of Parking Rent in such garage. Tenant shall indemnify and hold harmless Landlord from and against all claims, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs) arising or alleged to arise out of Tenant's use of any such parking spaces unless caused by Landlord's negligence and/or willful misconduct. Except as otherwise provided for in this Lease, Tenant shall have no further rights to (a) any parking permit not taken at the beginning of the original Term or (b) any parking permit taken at the beginning of the original Term and thereafter released by Tenant or terminated by Landlord for failure to pay Parking Rent or to comply with the other terms and conditions for the leasing of such parking permit imposed by Landlord. Upon the proper termination of this Lease, Tenant's rights to the parking permits then being leased to Tenant hereunder shall terminate. In the event any of the above parking spaces are or become unavailable at any time or from time to time throughout the Term, whether due to casualty or any other cause, the Lease shall continue in full force and effect, Tenant shall receive an abatement of Parking Rent for those parking spaces rendered unavailable, which abatement shall continue until such time as said parking spaces, or substitutes therefor, again become available, and Landlord shall use its commercially reasonable efforts to provide comparable substitute parking spaces for those spaces rendered unavailable.

         2. Tenant agrees to comply with all reasonable rules and regulations now or hereafter established by Landlord relating to the use of the garage by contract parking patrons. A condition of any parking shall be compliance by the parking patron with garage rules and regulations, including any sticker or other identification system established by Landlord. The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify the following rules and regulations and/or adopt such other reasonable and nondiscriminatory rules and regulations for the garage as Landlord deems necessary for the operation of the garage. Landlord may refuse to permit any person who violates the rules to park in the garage, and any violation of the rules shall subject the car to removal.

                              RULES AND REGULATIONS

         1. Cars must be parked entirely within the stall lines painted on the floor.

         2.       All directional signs and arrows must be observed.

         3.       The speed limit shall be 5 miles per hour.

         4.       Parking is prohibited:

                  (a)      in areas not striped for parking

                  (b)      in aisles

                  (c)      where "No Parking" signs are posted

                  (d)      in cross hatched areas

                  (e) in such other areas as may be designated by Landlord or Landlord's agent(s).

                  (f) in Visitor, Delivery, Handicapped or other specially designated parking areas

         5. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of the Landlord and shall not be transferable. There will be a replacement charge payable by Tenant equal to the amount posted from time to time by Landlord for loss of any magnetic parking card or parking sticker.

         6. Garage managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

         7. Every parker is required to park and lock his own car. All responsibility for damage to cars or persons is assumed by the parker.

         8. No intermediate or full-size cars shall be parked in parking spaces limited to compact cars.

         9. All motorcycles/motorized bicycles are to be parked in the designated motorcycle area, and will be removed from the property if not in the designated area.

         Failure to promptly pay the Parking Rent required hereunder or persistent failure on the part of Tenant or Tenant's designated parkers to observe the rules and regulations above shall give Landlord the right to terminate Tenant's right to use the parking areas. No such termination shall create any liability on Landlord or be deemed to interfere with Tenant's right to quiet possession of the Premises.





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                                     RIDER 1

                         TENANT'S RIGHT OF FIRST REFUSAL


A. For purposes of this Rider 1, the area within the Building described on Schedule A attached to this Rider is hereinafter referred to as the "ROFR Space". Prior to leasing any of the ROFR Space to a party other than Tenant or the currently existing tenant of such ROFR Space, Landlord shall deliver to Tenant a written statement ("Statement") which shall reflect the basic terms upon which Landlord is then intending to lease all or a portion of the ROFR Space to a prospective tenant (the portion of the ROFR Space that is the subject of such Statement is hereinafter referred to as the "Subject ROFR Space"), such as rent, term, finish allowances, tenant inducements and the description of the Subject ROFR Space. Tenant shall have seven (7) days after receipt of the Statement within which to notify Landlord in writing that it desires to lease the Subject ROFR Space upon the terms and conditions contained in the Statement provided, however, (I) if Tenant notifies Landlord of its election to lease the Subject ROFR Space within two (2) years after the Commencement Date, Tenant shall lease the Subject ROFR Space (which shall thereafter be part of the Premises) for the number of months remaining for the Term of this Lease, and upon the same terms and conditions set forth for the original Premises (including the same Base Rent payable for the original Premises during the remainder of the Primary Term, except that
         (i) the Finish Allowance of $27.00 per square feet payable by Landlord shall be reduced in direct proportion to the number of months remaining on the Term as of Landlord's estimated delivery date of the Subject ROFR Space to Tenant (ii) Tenant shall be entitled to four (4) parking spaces for each one thousand (4:1000) rentable square feet of such ROFR Space being added to the Premises, of which seventy-two percent (72%) shall be located in the Parking Garage and the remainder shall be located on the surface lot (all such parking space shall be at no cost to Tenant), and (iii) if Tenant notifies Landlord of its election to lease the Subject ROFR Space after the second (2nd) anniversary of the Commencement Date but prior to the fifth (5th) anniversary of the Commencement Date, Tenant shall lease the Subject ROFR Space upon the same terms set forth in (I) immediately preceding, except that the rate of Base Rent, the amount of the Finish Allowance and other allowances shall be based upon the then current market conditions for comparable office space in comparable buildings in the LBJ/North Dallas market, taking into account all relevant factors Failure by Tenant to notify Landlord within such seven (7) day period shall be deemed an election by Tenant not to lease the Subject ROFR Space and Landlord shall thereafter have the right to lease such subject ROFR Space upon substantially the same terms described in the Statement to a third party. In the event Landlord does not enter into a lease with respect to such subject ROFR Space within one hundred eighty days (180) after the date of the Statement, Tenant's rights under this Rider 1 shall automatically be reinstated with respect to said ROFR Space. In the event Landlord intends to enter into a lease which materially differs from the Statement delivered to Tenant, Tenant shall have the right to lease the ROFR Space on such materially different terms.

B. Notwithstanding any provision or inference in this Rider to the contrary, Tenant's rights under this Rider 1 shall expire and be of no further force or effect upon the earlier of (i) the expiration or earlier termination of the Primary Term of this Lease or (ii) the existence of a Default by Tenant under this Lease at the time that Tenant is entitled to exercise its rights under this Rider 1, or (iii) the failure at such time of Tenant to occupy at least one and one-half (1 1/2) floors in the Building.

C. Tenant acknowledges that the ROFR Space on floor 8 is subject to certain expansion rights, right of first refusal and other rights in favor of Carreker-Antinori, Inc. pursuant to a lease agreement between Landlord and Carrker-Antinori (the "Carreker-Antinori Lease"), and the ROFR Space on floor 4 is subject to certain right of first refusal and other rights in favor of Great-West Life and Annuity Insurance Company and Purchasing Management International Company pursuant to a lease agreement between Landlord and Great-West Life Insurance Company (the "Great-West Life Lease") and a lease agreement between Landlord and Purchasing Management International Company ( the "Purchasing Management Lease"). Accordingly, notwithstanding anything contained herein to the contrary, Landlord and Tenant acknowledge that all of Tenant's rights under this Rider 1 are subject to and subordinate to all rights and obligations set forth in the Carrker-Antinori Lease, the Great West Life Lease and the Purchasing Management Lease.



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                                   SCHEDULE A

                                  (PAGE 1 OF 3)



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                                   SCHEDULE A

                                  (PAGE 2 OF 3)



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                                   SCHEDULE A

                                  (PAGE 3 OF 3)


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                                     RIDER 2

                                 RENEWAL OPTION

1. If, and only if, on the Expiration Date and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) a Default has not been declared and is continuing under this Lease, (ii) Tenant or a Permitted Assignee then occupies at least one and one-half (1 1/2) floors of the original Premises and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant other than affiliate, shall have and may exercise an option to renew this Lease for two (2) additional term of five ( 5 ) years (the "Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal and (y) the rental for the Renewal Term shall be the "Renewal Rental Rate". The Renewal Rental Rate is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Basic Annual Rent and Additional Rent) Payable by renewal tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the Premises, including any additions thereto, located within the area described below and leased for a renewal term approximately equal to the Renewal Term. The Renewal Rental Rate will take into consideration the tenant inducements offered in the renewal transactions considered by Landlord in determining the Renewal Rental Rate.

2. If Tenant desires to renew this Lease, Tenant must notify Landlord in writing of its desire to consider renewing on or before the date which is at least nine (9) months but no more than twelve (12) months prior to the Expiration Date. Landlord shall, within the next sixty (60) days, notify Tenant in writing of Landlord's determination of the Renewal Rental Rate and Tenant shall, within the next twenty (20) days following receipt of Landlord's determination of the Renewal Rental Rate, notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate. If Tenant timely notifies Landlord of Tenant's acceptance of Landlord's determination of the Renewal Rental Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this Rider. If Tenant timely notifies Landlord in writing of Tenant's rejection of Landlord's determination of the Renewal Rental Rate, Tenant shall deliver with such notification Tenant's determination of the Renewal Rental Rate and Landlord and Tenant shall, within the next ten (10) days, negotiate in good faith to determine the Renewal Rental Rate. If Tenant does not notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate within the aforementioned twenty (20) day period, this Lease shall end on the Expiration Date, unless within such twenty (20) day period Tenant elects to have the Renewal Rental Rate determined as follows:

         (a) Within fourteen (14) days after Landlord's receipt of Tenant's rejection notice, the parties shall select as an arbitrator an independent MAI appraiser with at lease five (5) years experience in appraising office space in Dallas, Texas (the "Arbitrator").

         (b) Each party shall submit to the Arbitrator its determination of the Renewal Rental Rate.

         (c) Within fourteen (14) days of submission of the matter to the Arbitrator, the Arbitrator shall determine the Renewal Rental Rate by choosing whichever of the determinations submitted is more accurate (the Arbitrator shall not substitute its own determination).

         (d) Tenant shall have three (3) days after The Arbitrator's determination to accept or reject the determination. In the event Tenant accepts such determination, then this Lease shall be amended as provided for above and of the Renewal Rental Rate shall be binding. as determined by the Arbitrator. If Tenant should reject such Arbitrator's determination, then this Lease shall end on the Expiration Date. The fees and costs of the Arbitrator shall be borne equally by the parties.

3. The area with respect to which the Renewal Rental Rate will be determined is the LBJ/North Dallas market.




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                                     RIDER 3

                                EXPANSION OPTION


A. For purposes of this Rider 3, the area of the Building described on Schedule B attached to this Rider is hereinafter referred to as the "Expansion Space".

         Subject to the remaining provisions of this Rider 3, Tenant shall have the option and the right (the "Expansion Option") to lease all, but not less than all, of the Expansion Space consisting of 11,055 rentable square feet. Tenant must exercise the Expansion Option, if at all, by delivering written notice to Landlord (the "Expansion Notice") on or before January 1, 2004. If Tenant timely exercises the Expansion Option with regard to the Expansion Space, Landlord and Tenant will in good faith negotiate and enter into an amendment to this Lease within thirty
         (30) days of Tenant's delivery of the Expansion Notice reflecting the addition of the Expansion Space to the Premises with a Commencement Date of December 1, 2004, provided, however, (i) the rate of Base Rent, the amount of Finish Allowance and other allowances shall be based on the then market conditions for comparable office space in comparable buildings in the LBJ/North Dallas market taking into account all relevant factors such as condition and size of the Expansion Space, length of term, creditworthiness of Tenant, basis for payment of operating expenses and all other relevant factors (ii) Tenant shall be entitled to four (4) parking spaces for each one thousand (4:1000) rentable square feet of such Expansion Space being added to the Premises, of which seventy-two percent (72%) shall be located in the Parking Garage and the remainder shall be located on the surface lot (all such parking space shall be at no cost to Tenant), and in the event that Landlord is unable to timely deliver the Expansion Space due to the holding over of the existing tenant thereof, then the Commencement Date of the Expansion Space shall be delayed until the date that the Expansion Space is delivered to Tenant.

B. Notwithstanding anything to the contrary contained herein, all rights and obligations under this Rider 3 shall automatically terminate upon the earlier to occur of (i) failure by Tenant to timely exercise such Expansion Notice on or before January 1, 2004; (ii) failure by Landlord and Tenant to enter into a lease amendment for such Expansion Space within thirty (30) days of Tenant's delivery of the Expansion Notice to Landlord as a result of Tenant, or (iii) the existence of a Default by Tenant under this Lease at the time that Tenant is entitled to exercise its rights under this Rider 3, or (iv) the failure at such time of Tenant to occupy at least one and one-half (1 1/2) floors in the Building or (v) the earlier termination of this Lease.




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                                   SCHEDULE B



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                                     RIDER 4

                        CAP ON CERTAIN OPERATING EXPENSES

For the purpose of determining Additional Rent, Operating Expenses (exclusive of the Non-Capped Operating Expenses, as hereinafter defined) for any calendar year shall not be increased over the amount of Operating Expenses (exclusive of Non-Capped Operating Expenses) during the Base Year by more than seven percent ( 7%) per year. It is understood and agreed that there shall be no cap on Non-Capped Operating Expenses, which are hereby defined to mean all Utility Expenses, Real Estate Taxes and Insurance Premiums. In addition, Tenant shall receive the full benefit of any tax abatements granted during the Term of this Lease to Landlord for the Building by the City of Farmers Branch or any other taxing authority.






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                                     RIDER 5

                                     SIGNAGE

Landlord hereby grants Tenant the right (at Tenant's expense) to install its name and logo on a non-exclusive basis on Landlord's existing monument sign at the front of the Building. Subject to the approval of all applicable governmental authorities, Landlord further grants Tenant the right (at Tenant's expense) to install an additional monument sign at the front of Building at a location reasonably acceptable to Landlord for the display of Tenant's name and logo on an exclusive basis.

Additionally, Landlord hereby grants Tenant the right, (at Tenant's expense), to display Tenant's name and corporate emblem, on the highest level of the exterior portion of the Building facade at a location to be reasonably approved by Landlord, subject to signage location rights, hereintofore granted to Carreker, which rights Tenant may attempt to purchase directly from Carreker (such purchase may include an exchange of Tenant's signage rights under this second paragraph of Rider 5 with Carreker). Landlord's consent shall not be required or necessary for such purchase or exchange or the terms thereof. In the event that
(i) Tenant does not acquire Carreker's signage rights, and (ii) Carreker's signage rights are hereafter no longer in effect then Tenant shall have the option (at Tenant's expense) (such option to be exercised within fifteen (15) days after Landlord's notice to Tenant thereof) to display Tenant's name and corporate emblem on the exterior of the Building facade above the tenth floor, however, Tenant recognizes that such building signage right above the tenth floor is subject to building signage rights hereintofore granted in favor of the Carreker-Antinori Lease. Landlord reserves the right to approve style, type of construction, color size and location of any such sign. Landlord's approval shall be submitted to Tenant in writing after receipt by Landlord of Tenant's request accompanied by drawings, schematics and site location for said signage together with any applicable plans and specifications for review. Installation shall be subject to: (i) Tenant's receipt of all necessary governmental permits and approvals, (ii) Landlord's written consent as provided above and (iii) supervision by Landlord of installation. Notwithstanding the foregoing, in no event shall Tenant be entitled to exterior building signage at more than one level of the Building.

Tenant agrees to maintain such signage during the Term of this Lease and remove such exterior signage installed by Tenant at Tenant's sole cost and expense when the Premises are vacated or the Lease Term is terminated or otherwise, canceled and to restore the exterior of the Building to the original condition, reasonable wear and tear accepted. Any subletting or assignment other than to an Permitted Assignee shall terminate Tenant's signage rights contained herein. Tenant shall have the rights contained herein only so long as Tenant and/or any Permitted Assignee) occupy at least one and one-half (1 1/2) floors of the Building.



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